UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Sonic Corp.

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SONIC CORP.

NOTICE OF 2014 ANNUAL

MEETING OF SHAREHOLDERS

including Proxy Statement

300 Johnny Bench Drive

Oklahoma City, Oklahoma 73104

December 2, 2013

Dear Fellow Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Sonic Corp. to be held at 1:30 p.m., Central Time, on Thursday, January 16, 2014, at the Sonic Building, 300 Johnny Bench Drive, Oklahoma City, Oklahoma.

We are providing our shareholders access to the proxy materials and our 2013 annual report over the internet. This process allows us to provide you with the annual meeting information you need in a fast and efficient manner, while conserving natural resources and lowering the cost of delivery. On or about December 2, 2013, we will mail to shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and 2013 annual report online and how to vote online. If you receive such Notice by mail, you will not receive a printed copy of the materials unless you specifically request one. The Notice contains instructions on how to request to receive printed copies of these materials and proxy card by mail.

Your vote is very important to us. Regardless of the number of shares you own, please vote. The Board has reviewed each voting item and provided you with its recommendation on how to vote. You can vote your shares by internet, by telephone or, if you request that the proxy materials be mailed to you, by completing, signing and returning the proxy card enclosed with those materials. Please see page 1 of the proxy statement for more detailed information about your voting options.

Very truly yours,

Clifford Hudson Chairman, Chief Executive Officer and President

Notice of 2014 Annual Meeting of Shareholders

Thursday, January 16, 2014

1:30 p.m., Central Time

Sonic Building, 300 Johnny Bench Drive, Oklahoma City, Oklahoma

Record Date: November 18, 2013

Matters to be Voted upon: These items are more fully described in the following pages, which are a part of this Notice.

•	To elect as directors the four nominees named in the accompanying proxy statement for terms expiring at the 2017 annual meeting of shareholders;
•	To ratify and approve the selection of KPMG LLP as the Company’s independent registered public accounting firm;
•	To hold an advisory vote on executive compensation;
•	To approve the Sonic Corp. 2006 Long-Term Incentive Plan, as amended; and
•	To act upon any such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Whether or not you plan to attend the meeting, we encourage you to vote as promptly as possible by the internet or by telephone. If you request a printed copy of the proxy materials, you may complete and return by mail the proxy or voting instruction card you will receive in response to your request, or you can vote by the internet or by telephone. If you attend the meeting and wish to change your vote, you can do so by voting in person at the meeting.

December 2, 2013

Oklahoma City, Oklahoma

By Order of the Board of Directors,

Carolyn C. Cummins Vice President and Corporate Secretary

Option Exercises and Stock Vested Table	28
Potential Payments upon Termination or Change in Control	28
Certain Relationships and Related Transactions	30
Equity Compensation Plan Information	30
Section 16(a) Beneficial Ownership Reporting Compliance	30
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	31

PROPOSAL NO. 2 - Ratification of Selection of Independent Registered Public Accounting Firm	33

Principal Accountant Fees and Services	34
Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services of Independent Registered Public Accounting Firm	34
REPORT OF AUDIT COMMITTEE	35
PROPOSAL NO. 3 - Advisory Vote on Executive Compensation	36

PROPOSAL NO. 4 - Approval of The Sonic Corp. 2006 Long-Term Incentive Plan, as Amended	37
OTHER MATTERS	44
2013 ANNUAL REPORT AND FORM 10-K	44
ANNEX A-SONIC CORP. 2006 LONG-TERM INCENTIVE PLAN	A-1

VOTING AND THE MEETING

Purpose of the Meeting

This is the annual meeting of the shareholders of Sonic Corp. (“Sonic” or the “Company”). At the meeting, we will be voting upon:

•	the election of four directors for terms expiring in 2017;

•	the ratification of our Audit Committee’s choice of independent registered public accounting firm for fiscal year 2014;

•	the approval, by a non-binding advisory vote, of our executive officers’ compensation;
•	the approval of the Sonic Corp. 2006 Long-Term Incentive Plan, as amended; and

•	any other business that may properly come before the meeting.

Our Board of Directors strongly encourages you to exercise your right to vote on these matters. Your vote is important. Voting early through the internet, by telephone or by a proxy or voting instruction card helps ensure that we receive a quorum of shares necessary to hold the meeting.

Recommended Vote

The Board of Directors unanimously recommends that you vote:

PROPOSAL 1: FOR the election of Tony D. Bartel, Lauren R. Hobart, Jeffrey H. Schutz and Kathryn L. Taylor as directors of the Company for terms expiring in 2017.

PROPOSAL 2: FOR the ratification of the Audit Committee’s selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2014.

PROPOSAL 3: FOR the approval of our executive officers’ compensation.

PROPOSAL 4: FOR the approval of the Sonic Corp. 2006 Long-Term Incentive Plan, as amended.

Voting by Proxy and Eligibility to Vote

Our Board of Directors is asking for your proxy, which is a legal designation of another person to vote the shares you own. We have designated two officers of the Company to vote your shares at the meeting in the way you instruct. You may vote if your shares are recorded directly in your name in our stock register (“shareholder of record”) at the close of business on November 18, 2013. Shareholders who hold shares in “street name,” that is, through an account with a bank, broker or other holder of record, as of such date may direct the holder of record how to vote their shares at the meeting by following the instructions for this purpose that the street name holders will receive from the holder of record.

A list of shareholders entitled to vote at the meeting will be available for examination at our corporate offices located at 300 Johnny Bench Drive, Oklahoma City, Oklahoma 73104, for a period of at least 10 days prior to the meeting and during the meeting.

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VOTING AND THE MEETING

How to Cast Your Vote

You may vote by any of the following methods:

Internet. Go to www.proxyvote.com 24 hours a day, seven days a week, and follow the instructions. You will need the 12-digit control number that is included in the Notice of Internet Availability of Proxy Materials, proxy card or voting instructions form that is sent to you. The internet voting system allows you to confirm that the system has properly recorded your votes. This method of voting will be available until 10:59 p.m., Central Time, on January 15, 2014.

Telephone. Call toll-free 1-800-690-6903 24 hours a day, seven days a week, and follow the instructions. You will need the 12-digit control number that is included in the Notice of Internet Availability of Proxy Materials, proxy card or voting instructions form that is sent to you. As with internet voting, you will be able to confirm that the system has properly recorded your votes. This method of voting will be available until 10:59 p.m., Central Time, on January 15, 2014.

Mail. If you are a shareholder of record and you elect to receive your proxy materials by mail, you can vote by marking, dating and signing your proxy card exactly as your name appears on the card and returning it by mail in the postage-paid envelope that will be provided to you. If you hold your shares in street name and you elect to receive your proxy materials by mail, you can vote by completing and mailing the voting instructions form that will be provided by your bank, broker or other holder of record. You should mail the proxy card or voting instruction form in plenty of time to allow delivery prior to the meeting. Do not mail the proxy card or voting instruction form if you are voting over the internet or by telephone.

At the annual meeting. Whether you are a shareholder of record or a street name holder, you may vote your shares at the annual meeting if you attend in person. Even if you plan to attend the annual meeting, we encourage you to vote over the internet or by telephone prior to the meeting. It is fast and convenient, and it saves us significant postage and processing costs. In addition, your vote is recorded immediately, and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted.

Notice and Access

On or about December 2, 2013, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders who have not previously requested the receipt of paper proxy materials advising them that they can access this proxy statement, the 2013 annual report and voting instructions over the internet at www.proxyvote.com or they may request that a printed set of the proxy materials be sent to them by following the instructions in the Notice.

The Notice also provides instructions on how to inform us to send future proxy materials to you electronically by e-mail or in the printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials or a link to a special website to access our proxy materials. Your election to receive proxy materials by e-mail or printed form by mail will remain in effect until you change your election.

If you receive more than one Notice, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account over the internet or by telephone, or sign and return by mail all proxy cards or voting instruction forms. If you are a holder of record, we encourage you to register all of your shares in the same name and address by contacting the Shareholder Services Department at our transfer agent, Computershare, 250 Royall Street, Canton, Massachusetts 02021 or by phone at 1-800-884-4225. If you hold your shares in street name, you should contact your bank or broker and request consolidation.

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VOTING AND THE MEETING

Revocation of Proxy

You may revoke your proxy before it is voted at the meeting by:

•	Submitting a later vote by internet or telephone;

•	Submitting a new proxy card or voting instruction form with a later date;
•	Notifying the Company before the meeting by writing to the Corporate Secretary, Sonic Corp., 300 Johnny Bench Drive, Oklahoma City, Oklahoma 73104; or

•	Voting in person at the meeting.

Attendance at the meeting will not revoke a proxy unless the shareholder actually votes in person at the meeting.

Annual Meeting Admission

Only Sonic Corp. shareholders may attend the annual meeting. Proof of ownership of Sonic Corp. common stock, along with valid picture identification (such as a driver’s license or passport), must be presented in order to be admitted to the annual meeting. If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the annual meeting in person, you must bring a brokerage statement, the proxy card mailed to you by your bank or broker or other proof of ownership to be admitted to the annual meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the annual meeting.

Shareholder Proposals

In order for the Company to include a shareholder proposal in the proxy materials for the next annual meeting of shareholders, a shareholder must deliver the proposal to the Corporate Secretary of the Company no later than August 4, 2014.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the next annual meeting, the Company’s Bylaws require shareholders to give advance notice of such proposals. The required notice, which must include the information and documents set forth in the Bylaws, must be given no more than 120 days and no less than 90 days prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Accordingly, with respect to our next annual meeting, our Bylaws require notice to be provided to the Corporate Secretary of the Company no earlier than September 19, 2014 and no later than October 19, 2014.

Costs of Proxy and Proxy Solicitation

We are paying the cost related to the preparation, printing and distribution of all the proxy materials. We also may use the services of our directors, officers and employees to solicit proxies by mail, email, facsimile, personally or by telephone. We will reimburse any bank, broker-dealer, or other custodian, nominee or fiduciary for its reasonable expenses incurred in completing the mailing of shareholder requested proxy materials to the beneficial owners of our voting common stock.

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VOTING AND THE MEETING

Householding

We are permitted to send a single set of proxy materials to shareholders who share the same last name and address. This procedure is called “householding” and is designed to reduce our printing and postage costs. If you would like to receive a separate copy of a proxy statement or annual report, either now or in the future, please contact the Corporate Secretary at Sonic Corp., 300 Johnny Bench Drive, Oklahoma City, Oklahoma 73104. Such requests by street name holders should be made through their bank, broker or other holder of record.

Quorum and Voting Requirements

As of the close of business on the record date, November 18, 2013, the Company had 56,319,301 shares of common stock issued and outstanding. Each share has one vote. All shares of common stock may vote on all matters coming before the annual meeting, and a majority of all of the outstanding shares of common stock of the Company entitled to vote at the meeting, represented in person or by proxy, will constitute a quorum for the meeting. If you submit a proxy, your shares will be counted to determine whether we have a quorum even if you withhold authority to vote, abstain or fail to provide voting instructions on any of the proposals listed on the proxy card. If your shares are held in street name, these shares also will be counted for purposes of determining the presence or absence of a quorum for the transaction of business to the extent such nominee exercises its discretion to vote your uninstructed shares on certain matters at the annual meeting.

The Company will treat all abstentions and “broker non-votes,” as hereafter defined, as present or represented at the meeting for the purposes of determining whether a quorum exists for the meeting. Banks, brokers and other such holders who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”), but they do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received voting instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker’s inability to vote with respect to the non-discretionary matters for which the broker has not received voting instructions from the beneficial owner is referred to as a “broker non-vote.”

The voting requirements that apply to the proposals discussed in this proxy statement are as follows:

Proposal	Vote Required	Discretionary Voting Allowed?
1. Election of Directors	Plurality	No
2. Ratification of Independent Registered Public Accounting Firm	Majority	Yes
3. Advisory Vote on Executive Officers’ Compensation	Majority	No
4. Amendment to the 2006 Long-Term Incentive Plan	Majority	No

A “plurality” means, with regard to the election of directors, that the four nominees for director receiving the greatest number of “for” votes from our shares entitled to vote will be elected. Abstentions and broker non-votes (discussed below) will not affect the outcome of the election because only a plurality of the votes actually cast is needed to elect directors.

A “majority” means that a proposal receives a number of “for” votes that is a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting. Therefore, abstentions will have the effect of a vote against approval. Broker non-votes will not affect the outcome of the vote.

Voting Results

We will announce preliminary results at the meeting and publish final results in a current report on Form 8-K within four business days after the meeting.

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CORPORATE GOVERNANCE

Board of Directors

The Board is currently composed of ten independent directors and Clifford Hudson, the Chairman of the Board, Chief Executive Officer and President. The Board recognizes the necessity of effective corporate governance to enable the Board to adequately oversee, advise and monitor the management of the Company.

The Board of Directors of the Company held a total of five meetings (four regular quarterly meetings and one telephonic special meeting) during the Company’s last fiscal year. The independent directors met in executive session at each quarterly meeting. Each director attended at least 75% of the meetings of the Board and the Board committees on which he or she served, except Mr. Nichols who attended 71% of the meetings of the Board and the Board committees on which he served. The Company encourages its Board members to attend the annual meeting of shareholders and schedules Board and committee meetings to coincide with the shareholder meeting to facilitate the directors’ attendance. All directors, except Mr. Maples, attended the annual meeting of shareholders held in January 2013.

Sonic’s policies and practices reflect corporate governance initiatives that are compliant with the listing standards of NASDAQ and the corporate governance regulations of the Sarbanes-Oxley Act of 2002. The Board of Directors has documented its corporate governance practices and adopted Corporate Governance Guidelines, which are designed to formalize these practices and enhance governance efficiency and effectiveness. The Corporate Governance Guidelines may be found on Sonic’s website, www.sonicdrivein.com, by going to the investor section under the “corporate” section of the website. Among other things, these guidelines address the following:

•

The Nominating and Corporate Governance Committee is required to review with the Board annually the composition of the Board as a whole, including the directors’ independence, skills, experience, age, diversity and availability of service to the Company.

•	The Board is required to conduct periodic self-evaluation through the Nominating and Corporate Governance Committee.

•

The Nominating and Corporate Governance Committee is required to review and report to the Board at least annually on succession planning for the Chief Executive Officer (“CEO”), and the CEO is required at all times to make available to the Board his or her recommendations of potential successors.

•	The independent directors are required to meet in conjunction with each regularly scheduled quarterly Board meeting and at other appropriate times.

•	The Board and all committees are authorized to hire their own advisors.

•	Directors who change job responsibilities are required to notify the Board and give the Board the opportunity to review whether they should continue to serve as Board members.

Board Leadership Structure

Chairman. The Board reserves the right to determine from time to time how to configure the leadership of the Board and the Company in the way that best serves the Company and its shareholders. The Board specifically reserves the right to vest the responsibilities of Chairman of the Board and CEO in the same individual. The Board believes that the most effective leadership model for the Company at this time is to have the roles of Chairman and CEO combined. The Board believes this structure promotes the execution of the strategic responsibilities of the Board and management because the CEO is the director most familiar with the Company’s business and industry and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Mr. Hudson currently serves as Chairman of the Board, CEO and President.

The Board believes that the appointment of a lead independent director and the use of regular executive sessions of the non-management directors, along with the Board’s independent committee system and substantial majority of independent directors, allow it to maintain effective oversight of management. The Board recognizes that depending on the circumstances, other leadership

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CORPORATE GOVERNANCE

models, such as a separate Chairman of the Board, might be appropriate. Accordingly, the Board regularly reviews and reassesses its leadership structure.

Lead Independent Director. The Company’s ten non-management directors, all of whom are independent, have appointed Frank E. Richardson as the Board’s lead independent director, and he presides at all executive sessions of the non-management directors. In his capacity as lead independent director, Mr. Richardson (a) coordinates the activities of the non-management directors; (b) sets the agenda for and leads the non-management director executive sessions; (c) acts as the principal liaison to the Chairman and CEO for the views of, and any concerns or issues raised by, the non-management directors; (d) provides input on and approves the agenda for Board meetings and Board meeting schedules; and (e) consults with the other directors regarding and advises the Chairman and CEO about the quality, quantity and timeliness of information provided to the Board and the Board’s decision-making processes.

Director Independence

Upon recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has affirmatively determined that each member of the Board of Directors, with the exception of our Chairman, CEO and President, Clifford Hudson, is independent under the criteria established by NASDAQ for director independence. The NASDAQ criteria include various objective standards and a subjective test. The objective element consists of specific relationships that automatically preclude a finding of independence. The subjective component requires the Board to make an affirmative determination that there are no other relationships that would impair independence. Mr. Hudson is the only employee member of the Board.

Code of Ethics

All directors, officers and employees of the Company must act ethically at all times and in accordance with the provisions of the Company’s Code of Business Conduct and Ethics. The Chief Executive Officer, Chief Financial Officer, Treasurer and Controller are also subject to the Company’s Code of Ethics for Financial Officers. The Code of Business Conduct and Ethics and Code of Ethics

for Financial Officers may be found in the corporate governance section of our website, www.sonicdrivein.com. Any amendments to or waivers from a provision of the Code of Business Conduct and Ethics or Code of Ethics for Financial Officers that are required to be disclosed by applicable rules will also be posted in the corporate governance section of our website.

Practices for Considering Diversity

The charter of the Nominating and Corporate Governance Committee provides that the Committee shall annually review the appropriate characteristics of members of the Board of Directors in the context of the then-current composition of the Board. This assessment includes the following factors: independence, skills, experience, age, diversity (including diversity of skills, background and experience) and availability. It is the practice of the Nominating and Corporate Governance Committee to consider these factors when screening and evaluating candidates for nomination to the Board of Directors.

Board Involvement in Risk Oversight

The day-to-day responsibility for the identification, assessment and management of the various risks that the Company faces belongs with management. The full Board has primary responsibility for risk oversight, with the Board’s standing committees supporting the Board by addressing the risks inherent in their respective areas of oversight. The Board’s oversight of risks occurs as an integral and continuous part of the Board’s oversight of the business of the Company. The Board’s ongoing oversight of risk in the context of specific aspects of our business is supplemented by a formal risk review process conducted by management. This review identifies the Company’s key overall risks and facilitates consideration of those risk exposures, strategic objectives and risk management programs. This formal risk review is discussed with the full Board on at least an annual basis.

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CORPORATE GOVERNANCE

Compensation of Directors

In accordance with the Compensation Committee Charter, non-employee director compensation is determined annually by the Board of Directors acting upon the recommendation of the Compensation Committee, except that equity and equity-based compensation is determined only by the Compensation Committee.

For calendar year 2013, commencing with the Board of Directors meeting in January, cash fees earned by the non-employee directors for their services were as follows:

•	Annual retainer amount of $35,000 (an increase of $5,000 from prior year);

•	Lead director annual retainer amount of $16,250 (added in 2013);

•	Audit Committee Chair annual retainer amount of $15,000 (an increase of $2,500 from prior year);

•	Compensation Committee Chair annual retainer amount of $10,000 (an increase of $2,500 from prior year);

•	Nominating and Corporate Governance Committee Chair annual retainer amount of $7,500;

•	Additional fee of $2,500 for each quarterly Board meeting attended;

•	Additional fee of $1,000 for each Committee meeting attended; and

•	Additional fee of $1,000 for any special telephonic meetings attended.

On the date of the second quarterly Board meeting during the fiscal year, each non-employee director receives an annual equity award grant valued at $85,000 on the date of the grant, comprised 50% of seven-year, nonqualified stock options and 50% of restricted stock units. Both the stock options and the restricted stock units vest in one year. The exercise price of the stock options is equal to the market value of the common stock on the date of the grant. Prior to the 2012 fiscal year, at the beginning of a non-employee director’s first term, the director received an equity award grant valued at $300,000 on the date of grant, also comprised 50% of seven-year, nonqualified stock options and 50% of restricted stock units. The director then would not begin receiving the annual grants until the fourth year of the director’s term. In fiscal 2012, the Compensation Committee eliminated the initial grant to new directors and the waiting period to receive annual grants and instead provided that new directors would receive the same annual grant as the other directors.

Director Compensation Table

The following table sets forth information as to compensation during fiscal year 2013 paid to each non-employee director of the Company.

Name(1)	Fees Paid in Cash ($)	Stock Awards ($)(2) (3)	Option Awards ($)(2) (3)	Total ($)
Douglas N. Benham	51,750	42,498	42,500	136,748
Kate S. Lavelle	51,750	42,498	42,500	136,748
Michael J. Maples	48,750	42,498	42,500	133,748
J. Larry Nichols	55,875	42,498	42,500	140,873
Federico F. Peña	55,750	42,498	42,500	140,748
H.E. Rainbolt	62,000	42,498	42,500	146,998
Frank E. Richardson	67,938	42,498	42,500	152,936
Robert M. Rosenberg	63,250	42,498	42,500	148,248
Jeffrey H. Schutz	51,750	21,251	21,248	94,249
Kathryn L. Taylor	50,750	-	-	50,750

(1)

Clifford Hudson, the Company’s Chairman of the Board, Chief Executive Officer and President, is not included in the table as he is an employee of the Company and thus receives no compensation for his services as a director. The compensation received by Mr. Hudson as an employee of the Company is shown in the Summary Compensation Table.

(2)

In January 2013, the Company granted options to purchase 9,165 shares of common stock of the Company at $11.07 per share and 3,839 restricted stock units to Ms. Lavelle and Messrs. Benham, Maples, Nichols, Peña, Rainbolt, Richardson and Rosenberg. In August 2013, the

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CORPORATE GOVERNANCE

Company granted options to purchase 3,629 shares of common stock of the Company at $15.66 per share and 1,357 restricted stock units to Mr. Schutz. Since Mr. Schutz began his term as a director in August 2010, these equity awards were made as compensation for the period from August 2013, three years after Mr. Shutz’s initial equity grant, to January 2014, the next scheduled date for the annual equity award grants to directors. The dollar amounts reflect the aggregate grant date fair values of the stock and option awards. These amounts do not include any reduction in the value for the possibility of forfeiture. See Note 13 of the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended August 31, 2013, regarding assumptions underlying valuation of equity awards.

(3)	The following table represents the number of unvested stock awards and the number of outstanding and unexercised option awards held by each of our non-employee directors as of August 31, 2013:

Name	Outstanding Stock Awards	Outstanding Option Awards
Benham	5,393	53,868
Lavelle	8,006	24,205
Maples	9,272	136,546
Nichols	9,272	98,205
Peña	9,272	118,483
Rainbolt	9,272	118,483
Richardson	9,272	118,483
Rosenberg	9,272	118,483
Schutz	1,357	18,172
Taylor	-	52,204

Stock Ownership Guideline for Directors

The Board has adopted stock ownership guidelines for non-employee directors that require each non-employee director to hold all stock awards granted to the director until he or she owns stock valued at least three times the annual cash fee amount paid to the director. Each of the incumbent non-employee directors currently holds stock and restricted stock units in an amount exceeding the stock ownership requirement.

Director Nominations

Annually, the Nominating and Corporate Governance Committee follows a process designed to consider the re-election of existing directors and seek individuals qualified to become new Board members for recommendation to the Board for any vacancies.

With respect to nominating existing directors, the Nominating and Corporate Governance Committee reviews relevant information available to it, including an assessment of the directors’ continued ability and willingness to serve as directors. The Nominating and Corporate Governance Committee also assesses each person’s contribution in light of the mix of skills and experience the Nominating and Corporate Governance Committee has deemed appropriate for the Board.

With respect to considering nominations of new directors, the Nominating and Corporate Governance Committee conducts a thorough search to identify candidates based upon criteria the Nominating and

Corporate Governance Committee deems appropriate and considering the mix of skills and experience necessary to complement existing Board members. The Nominating and Corporate Governance Committee then reviews selected candidates and makes a recommendation to the Board. The Nominating and Corporate Governance Committee may seek input from senior management in identifying candidates.

Each candidate for director must possess the following specific minimum qualifications:

•	Each candidate shall be an individual who has demonstrated integrity and ethics in his or her professional life and has established a record of professional accomplishment in his or her chosen field.

•	No candidate shall have any material personal, financial or professional interest in any present or potential competitor of the Company.

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CORPORATE GOVERNANCE

•

Each candidate shall be prepared to participate fully in activities of the Board of Directors, including active membership in at least one committee of the Board of Directors and attendance at, and active participation in, meetings of the Board of Directors and the committee(s) of the Board of which he or she is a member.

The Nominating and Corporate Governance Committee will consider nominations for the Board by shareholders the same way it evaluates other individuals for nomination as a new director. Such nominations must be made in accordance with the Company’s bylaws.

Communications with Directors

Shareholders may communicate with the non-employee members of the Board of Directors by writing to the Board, c/o Carolyn C. Cummins, Corporate Secretary of the Company. All written submissions that appear to be good faith efforts to communicate with Board members about matters involving the interests of the Company and its shareholders are collected and forwarded on a periodic basis to the Board. Any concerns relating to accounting, internal accounting controls or auditing matters will be brought immediately to the attention of the Company’s Vice President of Internal Audit and handled in accordance with the procedures established by the Audit Committee with respect to such communications.

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PROPOSAL NO. 1 - ELECTION OF DIRECTORS

General

Our certificate of incorporation provides for a classified board of directors, with three classes of directors each nearly as equal in number as possible. Each class serves for a three-year term, and one class is elected each year. The Board of Directors is authorized by our bylaws to set the number of directors that constitute the whole Board of Directors. In October 2011, the Board increased the size of the Board from 10 to 11 members. The Nominating and Corporate Governance Committee has recommended to the Board of Directors, and the Board of Directors has nominated for election by the shareholders, four individuals. Nominated for re-election are incumbent directors, Jeffrey H. Schutz and Kathryn L. Taylor, whose terms expire at the 2014 annual meeting. Also nominated for election as new director nominees are Tony D. Bartel and Lauren R. Hobart. If elected, Messrs. Bartel and Schutz and Mses. Hobart and Taylor will each serve as a director for a three-year term expiring at the annual meeting to be held in 2017.

All nominees will hold office until the shareholders elect their qualified successors. If any of the nominees becomes unable or unwilling to accept the election or to serve as a director (an event which the Board of Directors does not anticipate), the person or persons named in the proxy will vote for the election of the person or persons recommended by the Board of Directors.

Two of our incumbent directors, H. E. Rainbolt and Douglas N. Benham, are not standing for re-election. Mr. Rainbolt has served as a director since 1996. Mr. Benham has served as a director since 2009.

Nominees

The following table sets forth the name, year in which the individual first became a director, year in which the director’s term will expire (if elected) and age for each nominee for election as a director at the annual meeting of shareholders.

Name	First Became a Director	Term Expires	Age
Tony D. Bartel	Nominee	2017	49
Lauren R. Hobart	Nominee	2017	45
Jeffrey H. Schutz	August 2010	2017	62
Kathryn L. Taylor	January 2010	2017	58

The following is certain biographical information about each of the four nominees for directors, including their principal occupations. Also included is a description of their experience, qualifications, attributes and skills.

Tony D. Bartel has over 20 years of experience in the consumer products industry, including 14 years in the restaurant industry. Mr. Bartel has served as President of Gamestop Corporation since 2010. He served as Executive Vice President of Merchandising and Marketing for Gamestop from 2007 until 2010 and as Senior Vice President of International Finance for Gamestop from 2005 until 2007. Prior to that, Mr. Bartel worked for NCH Corporation for two years and Pizza Hut, Inc. for 14 years, serving in various management positions including Chief Financial Officer, Vice President of Strategic Planning and Vice President of Field Finance. He is a certified public accountant and began his career with KPMG LLP, where he served for three years as a tax specialist. Mr. Bartel’s experience in marketing and strategy for multi-unit retail and restaurant brands will provide a significant broad-based understanding of retailing, including marketing and strategic planning. In addition, Mr. Bartel’s background in finance, tax and accounting will provide the Board with valuable perspective on the Company’s strategic initiatives, financial oversight and stewardship of capital.

Lauren R. Hobart has served as the Senior Vice President and Chief Marketing Officer of Dick’s Sporting Goods, Inc. since 2011. Ms. Hobart held a variety of management positions with Pepsi-Cola North America from 1997 until 2011, including Chief Marketing Officer, Carbonated Soft Drinks Brand. She began her career in the banking industry having six years of experience with JPMorgan Chase & Company and Wells Fargo Bank. Ms. Hobart will bring to the Board her marketing and strategic planning skills as a senior marketing executive at Fortune 500 companies. She will also provide valuable insight into consumer needs and marketplace trends currently influencing the retail industry.

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Jeffrey H. Schutz is a managing director of Centennial Ventures, a Denver-based venture capital firm with approximately $500 million of assets currently under management. Mr. Schutz has been a general partner in seven Centennial-sponsored partnerships and involved with the start-up, growth and development of approximately 50 companies over the past 24 years. In his position with Centennial Ventures, Mr. Schutz has directly contributed to the strategic planning and direction of these companies. Prior to joining Centennial Ventures in 1987, Mr. Schutz was Vice President and Director of PNC Venture Capital Group, an affiliate of PNC Financial. As a result of his background in building and growing entrepreneurial businesses, Mr. Schutz provides knowledgeable advice to the Company’s other directors and to senior management as the Company continues to strengthen its brand and grow its market share.

Kathryn L. Taylor has served as an attorney with McAfee & Taft, an Oklahoma law firm, since November 2010. She served as Chief of Education Strategy and Innovation for the State of Oklahoma, a cabinet-level position to which she was appointed by the Governor of Oklahoma, from January 2010 until January 2011. She was elected the Mayor of the City of Tulsa, Oklahoma in 2006, and completed her term as Mayor in December 2009. Ms. Taylor served as the Secretary of Commerce and Tourism and Executive Director of the Department of Commerce of Oklahoma and the Small Business Advocate to the Governor of Oklahoma from February

2003 until 2006. From 1999 through 2002, she served as President of Lobeck-Taylor Foundation, a charitable foundation established by Ms. Taylor and her husband to support education and social issues. Ms. Taylor was a partner in the Oklahoma law firm of Crowe and Dunlevy, serving as the Chair of the Franchising and Distribution Section from 1994 until 1998. From 1994 to 1997, Ms. Taylor also served as a principal owner and director of National Car Rental. From 1988 to 1994, she served as the Executive Vice President and General Counsel of Dollar-Thrifty Car Rental. Both National Car Rental and Dollar-Thrifty Car Rental operate and franchise car rental locations world-wide. Ms. Taylor previously served as a director of the Company from January 2006 until April 2006, a position she resigned upon her election as the Mayor of the City of Tulsa, Oklahoma. Ms. Taylor’s background and experience in franchising and securities law, as well as her development and oversight of the City of Tulsa’s annual capital and operating budget, allows her to provide significant knowledge to the Board on franchising, corporate governance and financial matters. She also provides broad insight into executive leadership, strategy and public affairs.

Proxies cannot be voted for more than four nominees.

The Board of Directors recommends a vote “For” the election of each of the four nominees as a director.

Other Directors

The following table sets forth the name, year in which the individual first became a director, year in which the director’s term will expire, and age for each director who will continue as a director after the annual meeting of shareholders.

Name	First Became a Director	Term Expires	Age
Clifford Hudson	August 1993	2016	59
Kate S. Lavelle	January 2012	2015	48
Michael J. Maples	June 2005	2015	71
J. Larry Nichols	January 2007	2015	71
Federico F. Peña	January 2001	2016	66
Frank E. Richardson	March 1991	2015	74
Robert M. Rosenberg	April 1993	2016	75

The following is certain biographical information about each of the seven persons who will continue as a director after the annual meeting of shareholders, including their principal occupations. Also included is a description of their experience, qualifications, attributes and skills.

Clifford Hudson has served as the Company’s Chairman of the Board since January 2000 and Chief Executive Officer since April 1995. Mr. Hudson served as President of the Company from April 1995 to January 2000 and reassumed the position of President from November 2004 until May 2008 and again in April 2013 to the present. He has served in various other offices with the Company since 1984. Mr. Hudson has served on the Board of Trustees of the Ford Foundation since January 2006 and on the Board of Trustees of the

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National Trust for Historic Preservation from January 2001 until 2011, where he served as its Chairman from 2008 until 2011. He served as Chairman of the Board of the Securities Investor Protection Corporation, the federally chartered organization which serves as the insurer of customer accounts with brokerage firms, from 1994 to 2001. In his more than 25 years with the Company, Mr. Hudson has gained meaningful leadership experience and quick-service restaurant knowledge. As CEO, he is responsible for determining the Company’s strategy and clearly articulating priorities as well as aligning and motivating the organization to execute effectively. These capabilities, combined with Mr. Hudson’s understanding of the Company and unwavering commitment to the Sonic brand, make him uniquely qualified to serve on the Board.

Kate S. Lavelle has over 20 years of experience in finance and accounting, including 12 years in the restaurant and food service industry. Ms. Lavelle served as the Executive Vice President and Chief Financial Officer of Dunkin’ Brands, Inc. from December 2004 until July 2010. She served as Global Senior Vice President for Finance and Chief Accounting Officer of LSG Sky Chefs, a wholly owned subsidiary of Lufthansa Airlines, from January 2003 until August 2004. Mrs. Lavelle served in various other management positions for LSG Sky Chefs, from March 1998 until January 2003. She began her career at Arthur Andersen LLP where for more than 10 years she served as Senior Audit Manager in charge of administration of audits and other professional engagements. From 2005 until July 2007, Ms. Lavelle served as a Director of Swift & Company, an American food processing company which was acquired in 2007 by JBS S.A., a Brazilian company. She also serves as a director of Jones Lang LaSalle, a global financial and professional services firm specializing in commercial real estate services and investment management. With over 20 years of experience in the finance and accounting industry, and six of those years as the Chief Financial Officer of a large, multi-brand, franchised quick-service restaurant business, Ms. Lavelle brings to the Board her extensive expertise in finance and direct knowledge and understanding of restaurant operations and management.

Michael J. Maples has over 40 years of experience in the computer industry. He held various management positions at Microsoft Corporation from 1988 to 1995, the most recent of which was Executive Vice President of the Worldwide Products Group and a member of the Office of the President. Before joining Microsoft, Mr. Maples worked for IBM Corporation for over 23 years where he served as Director of Software Strategy. After retiring from Microsoft in 1995, Mr. Maples has primarily devoted his time to private investments and ranching. Mr. Maples also serves as a Director of Lexmark Corp. and Multimedia Games, Inc. Mr. Maples’ extensive experience in information technology provides valuable insights to the Board with respect to the technology aspects of our business.

J. Larry Nichols is a co-founder of Devon Energy Corporation (“Devon”) and has served as Executive Chairman of the Board of Directors of Devon since June 2010. Mr. Nichols served as Chairman of the Board of Devon from 2000 to June 2010 and as Chief Executive Officer from 1980 to June 2010. Mr. Nichols also serves on the Governance Committee and as Lead Director of Baker Hughes Incorporated. He served as Chairman of the Board of the American Petroleum Institute from 2009 to 2010 and is a Director of the American Natural Gas Alliance, the National Association of Manufacturers, the Independent Petroleum Association of America and the National Petroleum Council. Mr. Nichols has demonstrated strong business, management and leadership skills, as evidenced by his successful performance as Chairman and Chief Executive Officer of Devon.

Federico F. Peña has served as a Senior Advisor of Vestar Capital Partners since January 2009, and previously served as a Managing Director of Vestar from 1999 to 2009. Vestar is a global private equity firm that specializes in management buyouts, recapitalizations and going private transactions. Prior to joining Vestar, Mr. Peña served as the United States Secretary of Energy from 1997 to 1998 and the United States Secretary of Transportation from 1993 to 1997. Mr. Peña served as the Mayor of the City and County of Denver, Colorado from 1983 through 1991, the first Latino to hold that elected office. Mr. Peña founded Peña Investment Advisors in 1991 and was its President and Chief Executive Officer from 1991 until 1993. He served in the Colorado House of Representatives from 1979 until 1983 and practiced law for 10 years in Colorado. Mr. Peña is a Director of Wells Fargo & Company and a member of Toyota’s North American Diversity Advisory Board, as well as a member of several non-profit organizations. Mr. Peña has demonstrated sound leadership skills and brings his extensive investment experience to the Board.

Frank E. Richardson has served as Chairman of F. E. Richardson & Co., Inc. of New York City, a firm specializing in acquisitions of and investments in growth

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companies, since June 1995. From 1986 to June 1995, Mr. Richardson served as President of Wesray Capital Corporation, a firm which also specialized in acquisitions of and investments in growth companies. From 1997 to June 2006, he served as Chairman of Enterprise News Media, Inc., which owned newspapers in Brockton, Quincy, Plymouth and several other towns in Massachusetts. Mr. Richardson serves as an Emeritus Trustee of the Metropolitan Museum of Art in New York and as a Director of the American Friends of the National Gallery, London, England. Mr. Richardson has served on the boards of many public companies, including Alex Brown, Wilson Sporting Goods, Avis (Europe) and others. Mr. Richardson’s knowledge and experience in investments and financial matters and his experience with growth companies are valuable assets to the Board and to the Company.

Robert M. Rosenberg served as President and Chief Executive Officer of Allied Domecq Retailing USA

(“Allied”), the parent company of Dunkin’ Donuts, Inc. and Baskin-Robbins, Inc., from May 1993 until his retirement in August 1998. Mr. Rosenberg served as President and Chief Executive Officer of Dunkin’ Donuts, Inc. from 1963 until May 1993, and he served as President and Chief Executive Officer of Baskin-Robbins, Inc. from December 1992 until May 1993. Mr. Rosenberg served as a Director of Domino’s Pizza, Inc. from 1999 until April 2010. He currently serves as an honorary Director of the National Restaurant Association, as well as a Trustee of the educational foundation of the International Franchise Association (“IFA”). Mr. Rosenberg is a past President of the IFA. Mr. Rosenberg provides a significant, broad-based understanding of leading a large public company in the food service industry and further provides a specific understanding of all aspects of the industry, including operations, marketing, finance and strategic planning.

Committees of the Board of Directors

The Board of Directors has three standing committees: the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee. The charters for each of these committees are available at no charge in the corporate governance section of Sonic’s website, www.sonicdrivein.com, by going to the investor section under the “corporate” section of the website. All members of each of these committees are independent directors. In addition, the Board of Directors has determined that the members of the Audit Committee meet the additional independence criteria required for audit committee membership under applicable NASDAQ listing standards.

The directors serving on each committee are appointed by the Board. These appointments are made at least annually, for terms expiring at the next annual meeting of shareholders.

The following table lists the members of each of the standing committees as of the date of this proxy statement:

	Audit	Compensation	Nominating and Corporate Governance
Douglas N. Benham	x
Kate S. Lavelle	x
Michael J. Maples		x
J. Larry Nichols	x		Chair
Federico F. Peña		x	x
H.E. Rainbolt	Chair
Frank E. Richardson	x		x
Robert M. Rosenberg		Chair	x
Jeffrey H. Schutz		x
Kathryn L. Taylor	x

Audit Committee. In accordance with its written charter adopted by the Board of Directors, the Audit Committee provides assistance to the Board in fulfilling its oversight responsibility relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements and compliance by the Company with certain legal and regulatory requirements. The committee encourages free and open

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communication among the committee members, the Company’s independent registered public accounting firm and management of the Company. In accordance with its charter, the Audit Committee pre-approves all audit and permissible non-audit services. Throughout the year, the committee periodically meets with representatives of the Company’s independent registered public accounting firm and also meets with representatives of the internal audit function without management present. Each of the members of the Audit Committee is “independent,” as defined by the rules of the SEC and the NASDAQ stock market listing standards. The Board of Directors has determined that Mr. Rainbolt is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K. In fiscal year 2013, the Audit Committee met seven times, including meetings to review the quarterly financial statements prior to the releases of earnings to the public.

Nominating and Corporate Governance Committee. In accordance with its written charter adopted by the Board of Directors, the Nominating and Corporate Governance Committee identifies individuals qualified to become Board members, recommends to the Board director nominees and monitors significant developments in the law and practice of corporate governance. On October 16, 2013, the Nominating and Corporate Governance Committee nominated the four individuals named above for election as directors at the annual meeting of shareholders. The Nominating and Corporate Governance Committee held five meetings during the Company’s last fiscal year. The Nominating and Corporate Governance Committee will consider nominees recommended by the Company’s shareholders. In order to recommend a nominee for the next annual meeting, shareholders must deliver the recommendation in writing to the Company on or before August 4, 2014, addressed to the attention of Carolyn C. Cummins, Corporate Secretary of the Company, and must provide the full name, address and business history of the recommended nominee.

Compensation Committee. In accordance with its written charter adopted by the Board of Directors, the Compensation Committee has responsibility for establishing, implementing and continually monitoring adherence to the Company’s compensation philosophy. The Compensation Committee is comprised entirely of independent directors who operate under a written charter approved by the Board of Directors. The Compensation Committee’s functions include reviewing and approving the base salary, annual and long-term cash incentive awards and long-term equity incentive awards to the executive officers of the Company other than the CEO, reviewing and recommending to the Board of Directors the compensation of the CEO, as described below, as well as overseeing and reviewing the Company’s various equity benefit plans. The Compensation Committee held seven meetings during the Company’s last fiscal year.

The Board of Directors annually reviews the performance of the CEO and also sets the compensation of the CEO, including base salary and annual and long-term cash incentive awards, upon recommendation from the Compensation Committee. Our CEO annually reviews the performance of those executives reporting directly to him and makes recommendations to the Compensation Committee regarding compensation for those executives, as well as any other executive officers named in the Summary Compensation Table. Our Compensation Committee may exercise its discretion in accepting or otherwise modifying the proposed compensation and awards to those executive officers.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are named above. None of these individuals has ever been an officer or employee of Sonic or any of its subsidiaries or had any relationship with Sonic requiring disclosure under Item 404 of Regulation S-K. No executive officer of Sonic has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Company’s Board of Directors or the Compensation Committee during fiscal year 2013.

Executive Session Meetings

The independent directors of the Company meet without the management director at executive sessions in conjunction with each quarterly board meeting and at other appropriate times. The independent directors have designated Frank E. Richardson as the lead director to preside at all meetings of the independent directors.

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Compensation Discussion and Analysis

Executive Summary

The goal of our executive compensation program is to attract, retain and reward leaders who create long-term value for our shareholders. The key objectives of our executive compensation program are to motivate our executives to increase profitability and shareholder returns, to pay a significant portion of compensation based on performance and to compete for and retain talent.

We believe our compensation program provides an appropriate mix of compensation to incentivize our executives. Approximately 75% of our CEO’s direct compensation opportunity for fiscal 2013 was performance-based.

Below is a chart that summarizes the significant elements of our executive compensation program:

Direct compensation elements (1)	Performance-based	Primary metric	Terms
Salary		n/a	Evaluated annually, based on such factors as competitive benchmarks, Company performance and individual performance
Annual Cash Incentive	X	Earnings per share (“EPS”)	Based solely on financial metric
Three-Year Cash Incentive	X	Earnings before interest, taxes, depreciation, amortization and rent (“EBITDAR”) for fiscal 2011 and fiscal 2012; EPS for fiscal 2013	Based solely on financial metric
Stock Options	X	Stock price	Vest one-third each year; seven-year term

(1)	Indirect compensation elements include retirement programs and other limited personal benefits.

Our pay package includes base salary, short-term (annual) and long-term (three-year) cash incentive awards, and a long-term equity award in the form of stock options. For fiscal years 2012 and 2011, the performance metric for our long-term (three-year) cash incentive award was EBITDAR. As noted in last year’s proxy statement, the Compensation Committee changed the performance metric for the fiscal 2013 awards to EPS instead of EBITDAR. This change was made because the Compensation Committee believes that, over time, EPS results are the primary driver of our stock price, an important indicator of our profitability, and an accurate indicator of long-term Company performance. As in the past, the performance metric for our short-term (annual)

cash incentive award was EPS for fiscal 2013. We consider EPS a key indicator of how well management is executing the Company’s strategy. We believe stock price performance should also be an important driver of compensation to align management and shareholder interests. Our long-term equity award, which is granted in the form of stock options, only has value if our stock price increases above the exercise price of the options, which is the market value of the stock on the date of grant. We believe this approach is in the best interests of the Company and our shareholders for the following reasons:

1.	It ensures a strong pay-for-performance alignment.

Our executive compensation program is designed to be “results-aligned.” We believe that when Sonic achieves a

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high level of performance through increased profits and a higher stock price, our named executive officers should be compensated. So when our shareholders are rewarded, our executive officers are also rewarded. Similarly, when Sonic’s performance does not achieve these results, our named executive officers should receive much lower or no incentive compensation.

2.	It emphasizes variable, “at risk” compensation.

As a result of our executive compensation philosophy, in fiscal 2013, an average of 68% of the total compensation opportunity of our named executive officers was delivered in the form of an annual performance–based cash bonus opportunity, long-term cash incentive and long-term equity incentive in the form of stock options. The following charts illustrate how each compensation component for fiscal 2013 disclosed in the Summary Compensation Table and long-term cash incentive opportunity were weighted for our Chief Executive Officer and the other named executive officers as a group.

3.	It directly links executive compensation to tangible financial results.

Performance was strong in fiscal 2013, and this positive performance was reflected with short-term incentive awards being paid for fiscal 2013. The Company’s strong sales were driven by the Company’s successful implementation of initiatives to improve service, product quality and value perception with increased media effectiveness. These initiatives complemented an innovative product and promotion pipeline. Highlights of our performance in fiscal 2013 include the following:

•	System-wide same-store sales increased 2.3% and same-store sales for Company drive-ins increased 2.5% over the prior year;
•	The Company achieved 20% growth in EPS, excluding certain adjustments;

•

The Company completed the repurchase of $35.5 million of stock, representing approximately 6% of outstanding shares at the beginning of the year (these repurchases were accretive to earnings per share); and

•	The Company completed a partial refinancing of its securitized debt, at an interest rate of 3.75% per annum, generating estimated interest savings of approximately $2.5 million per year.

Best Practices

For our annual shareholders meeting in January 2013, we submitted a proposal to our shareholders for an advisory vote on the fiscal 2012 compensation of our named executive officers (commonly known as a “Say-on-Pay” vote), and it received the support of over 98% of the total votes cast.

We believe that the outcome of the Say-on-Pay vote signals our shareholders’ support of our compensation approach. We evaluate our executive compensation program at least annually, and this year we have taken into account the outcome of the Say-on-Pay vote at the January 2013 annual meeting when considering the executive compensation program for fiscal 2013. The Compensation Committee engaged in substantial

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internal discussions about our compensation philosophy and possible design alternatives. As a result of these discussions, the Compensation Committee reaffirmed the fundamental principles of clearly linking executive compensation to Sonic’s performance.

We value the opinions of our shareholders and will continue to consider the outcome of future Say-on-Pay votes, as well as feedback received throughout the year, when making compensation decisions for our named executive officers.

The following policies and practices are important elements of our executive compensation program:

•	Pay for Performance. The vast majority of total direct compensation is tied to performance.

•

Stock Ownership. We have stock ownership requirements for our CEO, requiring him to own stock equal in value to at least five times his annual salary. As of September 30, 2013, our CEO owned Sonic stock equal in value to more than 16 times his base salary.

•

Cash Incentives. Our three-year cash incentives require growth in EBITDAR (grants in fiscal 2011 and fiscal 2012) and EPS (grant in fiscal 2013) to yield a payout. Both our annual and three-year cash incentives utilize caps on potential payments.

•

Clawbacks. In August 2012, we adopted compensation recovery, or “clawback,” provisions in our employment agreements that will apply to all incentive compensation programs. We intend to adopt a comprehensive clawback policy after the SEC adopts its rules regarding clawbacks under the Dodd-Frank Act.

•

Change in Control. We do not intend to enter into any new change in control agreements, and our current agreements are double-trigger, meaning that none of the Company’s executive officers are eligible to receive cash payments solely as a result of a change in control of the Company. Severance payments will be provided following a change in control only if the executive is terminated without cause or resigns for good reason.

•

Independent Consultant. The Compensation Committee benefits from its utilization of an independent compensation consultant, and the compensation consultant acts at the sole direction of the Compensation Committee.

•

Equity Plans. Our 2006 Long-Term Incentive Plan provides for a three-year minimum vesting period for all time-based vesting equity awards for employees and a one-year minimum vesting period for all performance-based equity awards.

•	Tax Gross-ups. The Company does not provide any tax gross-ups with respect to payments made in connection with a change in control.

•	Company Stock Transactions. The Company prohibits its executive officers from engaging in hedging or other speculative transactions in Company stock.

•	Compensation Committee. The Compensation Committee is comprised solely of independent directors.

•

No Repricing of Underwater Stock Options. When our stock price declines or stays flat, our named executive officers realize no benefit from their outstanding stock options. We believe this is appropriate because our shareholders also would not have benefited from owning shares of Sonic common stock during this time.

Sonic’s Compensation Program

This Compensation Discussion and Analysis provides an overview of the Company’s executive compensation program, including:

•	the general compensation principles and objectives of the Company’s executive compensation program;

•	the material elements of the Company’s executive compensation program and the process the Compensation Committee uses for making executive compensation decisions; and
•	information about the fiscal 2013 compensation earned by the following executive officers, referred to as the “named executive officers”:

–	Clifford Hudson, Chairman of the Board, Chief Executive Officer and President,

–	Stephen C. Vaughan, Executive Vice President and Chief Financial Officer,

–	Omar R. Janjua, President of Sonic Restaurants, Inc. and Chief Restaurant Operations Officer of Sonic Industries Services Inc.,

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–	James P. O’Reilly, Senior Vice President and Chief Marketing Officer, and

–	Paige S. Bass, Vice President and General Counsel.

Our Compensation Committee, comprised entirely of independent directors, is responsible for aligning our compensation programs with our compensation philosophy. The Compensation Committee reviews and approves any compensation decisions regarding vice presidents and above (with input from the CEO), and recommends the compensation of the CEO to the full Board of Directors. The Board then sets the CEO’s compensation based on its evaluation of the CEO’s performance.

The types of compensation and benefits provided to the named executive officers are generally similar to those provided to other officers. Eligibility for and benefits offered in the Company’s health and benefit plans and employee stock purchase plan are generally available to all corporate employees, including named executive officers. The only perquisites provided to named executive officers, as well as all other officers, are car allowances and premiums paid for certain life, accidental death and dismemberment insurance and long-term disability benefits. The Company does not offer any retirement plan or compensation for named executive officers other than the Company’s 401(k) plan, in which all employees may participate, and the Company’s nonqualified deferred compensation plan, which is solely funded by employee contributions and the same employer contributions as provided under the 401(k) plan.

CEO Pay is Aligned with Performance. Pay for performance is a key component of the Company’s executive compensation philosophy. The Company’s executive compensation program has been structured to link a significant portion of the compensation of the named executive officers with the Company’s performance. While the program includes a base salary designed to attract, retain and motivate named executive officers, it also places a substantial amount of total executive compensation, including compensation of the CEO, “at risk” based on the performance of the Company and the executive through annual and long-term cash incentive and equity-based compensation awards. As discussed below, annual and long-term cash incentive awards are performance-based awards and represent “at risk” compensation because minimum levels of performance must be attained in order for any payout to occur. Similarly, because stock option awards only have value if the stock price increases, these awards are performance-based and “at risk.”

Our pay-for-performance compensation program aligns the compensation of the CEO with the interests of the Company’s shareholders, with a substantial amount of the CEO’s target total direct compensation being “at risk” performance-based compensation. For fiscal 2013, target “at-risk” performance-based compensation represented approximately 75% of our CEO’s target total direct compensation.

Fiscal 2013 Compensation Initiatives. The Company’s compensation actions for fiscal 2013 generally reflected the Company’s improved financial performance. Based on competitive trends and other factors considered by the Compensation Committee in consultation with its independent compensation consultant, the following actions were taken in fiscal 2013:

•

In light of the total shareholder return in fiscal 2012 and targeting the median base salaries of the Company’s peer group, the Compensation Committee made increases to the base salaries of the named executive officers.

•

The Company has maintained its practice of providing limited perquisites, consisting solely of car allowances and premiums paid for certain life, accidental death and dismemberment insurance and long-term disability benefits.

•	The Company continued the long-term cash incentive award program implemented in fiscal 2011, as described on pages 21-22.

Compensation Objective. The objective of our executive compensation program is to ensure that compensation paid to the named executive officers is closely aligned with the performance of the Company on both a short-term and long-term basis, and that such compensation assists the Company in attracting, motivating and retaining key executives critical to its long-term success. The Compensation Committee strongly believes that the caliber of our executive team makes a significant difference in our sustained success. To that end, the following principles guide the development of the executive compensation program:

•	motivate our executives to increase profitability and shareholder returns;

•	pay a significant portion of compensation based on Company performance and therefore “at risk”; and

•	provide competitive levels of compensation to attract and retain the best qualified executive talent.

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Process of Setting Compensation. In setting compensation for fiscal 2013, the Compensation Committee considered, among other things:

•	the benchmarking data and analyses described below;

•	our overall performance in fiscal 2012, including our financial and operating performance;

•	each named executive officer’s individual performance and contributions to our achievement of financial goals and operational milestones;

•	each named executive officer’s job responsibilities, expertise, historical compensation, and years and level of experience;

•	the relative compensation levels of our named executive officers;

•	the importance of retaining each named executive officer and each named executive officer’s potential to assume greater responsibilities in the future; and

•	whether the incentive criteria provide a balance of short-term and long-term incentives and mitigate any risk of a material adverse effect on the Company.

Components of Compensation. There are four main components of our executive compensation program:

•	base salary;

•	annual cash incentives;

•	long-term cash incentives; and

•	long-term equity incentives in the form of stock options.

Our Compensation Committee considered each of these components within the context of a total rewards framework and the Company’s pay-for-performance philosophy. We strive to be competitive in the marketplace by appropriately balancing all elements of compensation (short-term versus long-term and fixed versus variable) while recognizing the Company’s performance, as well as the named executive officer’s performance, contributions and experience, and internal pay fairness. In maintaining our philosophy of paying for performance, compensation is more heavily weighted towards variable “at-risk” compensation than fixed compensation, which is provided as base salary. This weighting is identified in the table below which shows our fixed versus variable mix for targeted total compensation.

TARGETED FIXED VERSUS VARIABLE COMPENSATION MIX FOR THE NAMED EXECUTIVE OFFICERS FOR CALENDAR YEAR 2013

Name	Position	Fixed Compensation as % of Target Total Compensation	Variable Compensation as % of Target Total Compensation
Clifford Hudson	Chairman of the Board, CEO and President	25%	75%
Stephen C. Vaughan	Executive Vice President and Chief Financial Officer	35%	65%
Omar R. Janjua	President of Sonic Restaurants, Inc. and Chief Restaurant Operations Officer of Sonic Industries Services Inc.	36%	64%
James P. O’Reilly	Senior Vice President and Chief Marketing Officer	42%	58%
Paige S. Bass	Vice President and General Counsel	42%	58%

Compensation of named executive officers is also more heavily weighted towards long-term cash and equity incentives than short-term incentives to align the interests of executives with our shareholders and facilitate the creation of value for shareholders. In furtherance of the Company’s philosophy of rewarding executives for future superior financial performance, prior stock compensation gains are generally not considered in setting future compensation levels.

In furtherance of the compensation philosophy described above, our Compensation Committee has engaged Mercer Human Resource Consulting (“Mercer”) to conduct an annual review of our total compensation program for our named executive officers and provide relevant market data concerning executive pay practices.

Mercer does not provide any other services to the Company. The last review by Mercer was conducted in October 2012 prior to setting calendar 2013 compensation and provided data consisting of proxy information of peer companies as well as an analysis of executive compensation survey data for the restaurant industry maintained by Mercer, Towers Watson and Aon Hewitt.

In making compensation decisions, our Compensation Committee compares each element of total compensation against our “compensation peer group,” which is a benchmarking peer group of publicly traded and privately held restaurant companies, as augmented by survey data where position matches were not available. Our compensation peer group is carefully

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EXECUTIVE COMPENSATION

selected in consultation with Mercer based on criteria including restaurant industries, operating structure and size. The peer group is periodically reviewed and updated by our Compensation Committee to consist of companies against which the Compensation Committee believes we compete for talent. For calendar 2013, the Committee removed O’Charley’s, which was acquired and no longer has publicly available information, and Chipotle and Luby’s, since they no longer fit the overall profile of the Company and the other peer group companies. BJ’s restaurants and Bob Evans Farms were added as other restaurant companies the Committee deemed relevant for comparative purposes.

The companies comprising our compensation peer group for 2013 were:

AFC Enterprises	Denny’s	Papa John’s
BJ’s Restaurants	DineEquity	Red Robin
Biglari Holdings Inc.	Domino’s Pizza	Ruby Tuesday
Bob Evans Farms	Einstein Noah Restaurant	Texas Roadhouse
Buffalo Wild Wings	Jack in the Box	Wendy’s
CEC Entertainment	Panera Bread

At the time of setting 2013 compensation, the Compensation Committee considered fiscal 2011 data, which was the most recent financial and compensation data of our peer group provided in the October 2012 review. For comparison purposes, the Company’s annual revenues in fiscal 2012 were below the 25th percentile in revenues of our compensation peer group, and the Company’s market value was between the 25th percentile and the median in market value of our compensation peer group companies. The Company’s system-wide revenues were above the 75th percentile in terms of system-wide revenues of our peer group. The following sections describe in greater detail each of the elements of our named executive officer compensation program, why they were selected, and how the amounts of each element were determined.

Base Salary. Base salary is designed to compensate our named executive officers for their experience, knowledge of the industry, duties and responsibilities, and to provide a minimum, fixed level of cash compensation to attract and retain talented named executive officers who can successfully design and execute our business strategy. In determining base salaries, we consider each named executive officer’s roles and responsibilities, experience, unique skills, individual performance and future potential with Sonic, along with salary levels for similar positions in our peer group and internal pay equity. Our compensation philosophy is to target base salaries close to the median of our compensation peer group for each named executive officer. Base salaries are reviewed annually during our benchmarking process. For fiscal 2013, the base salaries for the named executive officers ranged from 90% to 106% of the peer group median base salary for fiscal year 2011 (based on the October 2012 annual review information available when compensation was reviewed in January 2013). Base salaries for named executive officers are reviewed on a calendar year basis. After not receiving any increase in base salary for three years, Mr. Hudson’s base salary was increased 8.8% for calendar 2013. The other named executive officers received increases ranging from 2.5% to 12.7%. These changes were made as a result of the strong performance in fiscal 2012 and to move salaries closer to the respective officer peer-group medians.

Annual Cash Incentive. We provide performance-based annual cash incentive award opportunities to our named executive officers, as well as other officers and mid-level management personnel. These short-term cash incentives are designed to reward the achievement of specific, pre-set performance objectives measured over the fiscal year. Awards under the annual cash incentive program are based on the Compensation Committee’s belief that a significant portion of the annual compensation of named executive officers should be contingent on achievement of the annual performance goals of the Company.

The Compensation Committee measures the performance of the Company against an annual business plan prepared by management and reviewed and approved by the Board of Directors prior to the beginning of the fiscal year. Achievement of the EPS target set forth in the annual business plan will result in the payment of a cash incentive award equal to a percentage of the base salary of the named executive officer. The EPS target is approved by the Board and designed to reinforce our focus on profitability and enhancement of long-term shareholder value. The target incentive awards are generally set at the median of our compensation peer group, taking into account individual performance, program costs and total compensation targets.

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These target award levels are reviewed periodically by our Compensation Committee. The target percentages for each named executive officer are based on the scope of the named executive officer’s responsibilities, internal pay equity among named executive officers with similar responsibilities and competitive considerations. The target percentage of base salary for each of our named executive officers for fiscal years 2013 and 2012 was as follows:

Name	2013 and 2012
Clifford Hudson	100%
Stephen C. Vaughan	75%
Omar R. Janjua	75%
James P. O’Reilly	50%
Paige S. Bass	50%

Named executive officers must achieve a threshold level of 80% of the established EPS target in order to be rewarded with 25% of their target annual incentive awards. Incremental progress from 80% to 100% of the established EPS goal will allow the remaining 75% of the target incentive award to be earned. Thus, consistent with our pay-for-performance philosophy, only when performance meets the EPS target will named executive officers be able to realize the entirety of their target incentive awards. The Board of Directors sets the EPS target to require strong performance in order to achieve the target incentive awards. To encourage exceptional performance, achievement in excess of the EPS target will result in the payment of an incentive award equal to an additional 3% of the target incentive award for every 1% EPS exceeds the EPS target. For example, if the Company achieved 103% of the EPS target for the fiscal year, the named executive officer would be entitled to receive 109% of his target incentive award. The award is capped at 116 2/3% of the EPS target (or 150% of the target annual incentive award). Our Compensation Committee retains discretion to reduce, but not increase, the annual incentive awards as it sees fit in light of unusual or unforeseen developments that impact the Company or the industry in which it operates.

For fiscal 2013, the EPS target was $0.69. Actual performance in fiscal 2013 resulted in a payout of 113.8% of the target annual incentive amounts for the named executive officers. For fiscal year 2012, the payout was 85% of the target annual incentive amount. For fiscal year 2011, the payout was 114% of the target annual incentive amount. For fiscal years 2010 and 2009, no annual cash incentives were paid to our named executive officers based on the Company’s financial performance. The Compensation Committee did not exercise discretion to alter any individual awards for fiscal 2013 or the prior four fiscal years under the annual incentive award program.

In January 2013, the Company’s shareholders adopted the Executive Cash Incentive Plan (the “Cash Plan”). The Cash Plan allows for both short-term and long-term performance-based cash incentive awards that are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code, as amended. Our annual cash incentive awards for fiscal 2013 were granted under the Cash Plan; however, the structure and objectives (including the performance metrics) for these awards, as described above, have not changed from our historical practice.

Long-Term Cash and Equity Incentives. A key component of our named executive officer compensation program includes rewards for long-term strategic accomplishments and enhancement of long-term shareholder value through the use of long-term cash and equity-based incentives. As a result, our officers’ interests are closely aligned with shareholders’ long-term interests. We believe that long-term incentive compensation performs an essential role in attracting and retaining executive talent and provides executives with incentives to maximize the value of shareholders’ investments. The annualized value of the long-term incentives awarded to our named executive officers is intended to be the largest component of our overall compensation package.

The Sonic Corp. 2006 Long-Term Incentive Plan (the “Equity Plan”) provides our Compensation Committee flexibility in the choice of vehicles used to make long-term incentive equity grants, including the ability to issue stock options, performance share units and restricted stock units. The Compensation Committee reviews the types of awards granted annually to ensure we spend our shares responsibly and understand the cost associated with each type of available award.

As mentioned under “Annual Cash Incentive” above, at the January 2012 annual meeting, the shareholders approved the Company’s Cash Plan. The Cash Plan allows for the grant of both short-term and long-term cash incentive compensation based on the Company’s performance. With respect to long-term incentives, the Cash Plan provides an additional means for incentive awards to align executives with the Company’s long-term performance and provides a long-term component based on measures that are not limited to stock price. The Cash Plan permits the Compensation Committee to select the performance metrics applicable to a long-term

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incentive award from among a list of permitted metrics. As discussed below, for the long-term cash incentive awarded to executive officers in fiscal 2013, the performance metric is EPS. Given that long-term incentives have historically been provided to executives solely in the form of equity awards, the Cash Plan allows for long-term incentive awards that are not equity based, thereby reducing share dilution.

For fiscal 2013, as in fiscal years 2012 and 2011, the Compensation Committee determined that the Company’s executive officers’ long-term incentive awards should be comprised of 50% long-term cash awards under the Cash Plan and 50% long-term equity awards (in the form of stock options) under the Equity Plan. In determining the number of stock options to be granted for fiscal 2013, our Compensation Committee utilized a formula which consists of 50% of base salary multiplied by a percentage determined by the Committee based on the total long-term incentive target award for the executive officer, then divided by the closing market price of our common stock on the grant date. For fiscal year 2013, the percentage was 200% for Mr. Hudson, 100% for Messrs. Vaughan and Janjua, and 85% for Mr. O’Reilly and Ms. Bass. Stock options are granted with an exercise price equal to the closing market price of our common stock on the grant date (which is the date of the quarterly Compensation Committee meeting). Options vest over a period of three years, with one-third becoming exercisable on each anniversary of the grant date as long as the named executive officer is still employed by us on the date of vesting, and expire after seven years. The periodic vesting provisions are in place to encourage the named executive officers to remain with the Company. Stock options only have value if our stock price appreciates after the options are granted.

With regard to the long-term cash awards under the Cash Plan, for fiscal 2013, each named executive officer was given a target award equal to the Black-Scholes value of his stock option award. Cash payment under the long-term cash awards is based on the Company’s attainment of certain EPS targets over a performance period commencing September 1, 2012 and ending August 31, 2015. The actual amount of the cash award will vary between 0% and 150% of the target award, with payout occurring as follows:

Performance Level	Compounded Annual Growth in EPS	Payout vs. Target Award(1)
Maximum	27.0%	150%
Target	18.3%	100%
Minimum	6.0%	25%

(1)	Interpolation used for performance between the minimum payout (25%) and maximum payout (150%).

Our Compensation Committee retains discretion to reduce, but not increase, the long-term cash incentive awards as it sees fit in light of unusual or unforeseen developments that impact the Company or the industry in which it operates.

Target long-term incentive award values are determined by the Compensation Committee by analyzing benchmark data, individual performance, program cost and total compensation targets. Long-term incentive equity award grants to named executive officers are made annually at our quarterly Compensation Committee meeting in January. Our quarterly Compensation Committee meeting dates are generally set in conjunction with our quarterly Board meetings and are scheduled about a year in advance of the meetings. In addition to regular long-term equity incentive award grants, at times our Compensation Committee makes special stock option grants, usually in connection with promotions and new employment, which are made at the quarterly Compensation Committee meeting following the event triggering the grant. There is no relationship between the timing of the granting of equity-based awards and our release of material non-public information. The Equity Plan provides for a three-year minimum vesting period for all time vesting-based equity awards for employees and a one-year minimum vesting period for all performance-based equity awards granted to employees.

CEO Compensation. The Compensation Committee sets the compensation of all named executive officers other than the CEO. With respect to the CEO, the Compensation Committee recommends his compensation to the full Board, which then sets the CEO’s compensation based on the Board’s evaluation of the performance of the CEO for the prior fiscal year. The Board’s evaluation of the CEO considers the CEO’s performance against qualitative goals and objectives approved by the Board for the prior fiscal year (specifically addressing any areas where objectives were

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not met) and the CEO’s self-evaluation of his performance against the goals and objectives. Mr. Hudson’s compensation for fiscal 2013 was higher than that of other named executive officers primarily because of his greater influence over and responsibility for the Company, the compensation levels of comparable executives at companies within our compensation peer group, and his long tenure with the Company.

Stock Ownership Guidelines. Historically, we have encouraged our executives to own Sonic stock and have monitored ownership levels. The Company has stock ownership guidelines for the CEO which provide for stock ownership by the CEO of at least five times his base salary. As of September 30, 2013, Mr. Hudson owned Sonic stock equal in value to more than 16 times his base salary.

Termination and Change in Control Arrangements. We have employment agreements with each named executive officer. The employment agreements provide that if the Company terminates the named executive officer’s employment other than for cause or fails to renew the officer’s contract, the Company must pay the named executive officer certain severance benefits. The contracts for the named executive officers also provide that, upon a change in control of the Company, if the Company terminates the officer’s employment other than for cause or violates any term of the contract, the Company must pay the officer severance benefits. These severance and change in control payments are discussed in more detail under “Potential Payments upon Termination or Change in Control” on page 28. The agreements regarding severance payments are designed to be competitive with similar agreements of our compensation peer companies in order to attract, retain and motivate named executive officers, provide for stability and continuity of management in the event of any actual or threatened change in control, encourage named executive officers to remain in service after a change in control and ensure that named executive officers are able to devote their entire attention to maximizing shareholder value in the event of a change in control. The Compensation Committee has determined that the amounts payable under the employment agreements are necessary to achieve those objectives.

As described below, none of the employment agreements provide for the payment of severance upon a change of control unless the employee is terminated without “cause” or resigns for “good reason.” In addition, the Company does not provide any tax gross-ups with respect to payments made in connection with a change in control.

Tax Deductibility of Pay. In determining executive compensation, our Compensation Committee considers several factors, including the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, which limit the deductibility by the Company of certain categories of compensation in excess of $1,000,000 paid to certain executive officers. One exception applies to “performance-based compensation” paid pursuant to shareholder-approved employee benefit plans (essentially, compensation that is paid only if the individual’s performance meets pre-established objective performance goals based on performance criteria approved by our shareholders). Generally, our Compensation Committee believes that it is in the interests of the Company’s shareholders to preserve the deductibility of compensation paid to executive officers of the Company, while still maintaining the goals of the Company’s executive compensation program. However, where it is deemed necessary and in the best interest of the Company to continue to attract and retain the best possible executive talent, and to motivate such executives to achieve the goals inherent in the Company’s business strategy, the Committee may approve compensation to named executive officers that may exceed the limits of deductibility. For fiscal 2013, all compensation paid to our named executive officers qualified for deduction under Section 162(m).

Compensation Risk. In fiscal 2013, the Compensation Committee reviewed the Company’s various incentives and other compensation programs and practices and the processes for implementing these programs to determine whether any risks arising from our compensation policies and practices for our named executive officers and other employees could encourage decision-making that could expose the Company to unreasonable risks of material adverse consequences. In conducting this review, the Compensation Committee considered a risk assessment analysis performed by the Hay Group, an independent compensation consulting firm, with regard to the Company’s compensation policies and practices in fiscal 2010. In addition, the Compensation Committee has reviewed the changes in incentive compensation made since fiscal 2010. Based on this review, the Compensation Committee determined that the risks arising from the Company’s compensation practices and policies are not reasonably likely to have a material adverse effect on the Company.

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In making this determination, the Compensation Committee considered the various components of compensation and the compensation decision-making process including:

•

A Balanced Mix of Compensation Components. The target compensation mix for our executive officers is composed of salary, annual cash incentives and long-term equity and cash incentives, representing a mix that is not overly weighted toward short-term cash incentives.

•	Capped Incentive Awards. Annual and long-term cash incentive awards are capped at 150% of target.

•	Independent Compensation Consultant. Our Compensation Committee has retained Mercer Human Resources Consulting as its independent compensation consultant.

•	Multi-Year Vesting. The performance period and vesting schedules for long-term incentives overlap and,

therefore, reduce the motivation to maximize performance in any one period. All long-term performance cash awards have a three-year performance period. All time-vested equity awards, including stock options, have a minimum vesting period of three years for employees.

•	Performance Metrics. All performance metrics for our short-term and long-term cash awards are based on audited metrics.

•	Discretion. Our Compensation Committee has the ability to exercise discretion to reduce final payouts of all short-term and long-term performance-based awards.

Conclusion. The Compensation Committee believes the compensation delivered to the named executive officers for fiscal 2013 is reasonable and appropriate. Further, the Compensation Committee believes the total executive compensation program does not encourage executives to take unnecessary or excessive risk.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

The Compensation Committee

/s/Robert M. Rosenberg, Chairman

/s/Michael J. Maples

/s/Federico F. Peña

/s/Jeffrey H. Schutz

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Summary Compensation Table

The following table provides information concerning total compensation earned by the CEO, the Chief Financial Officer and the three other most-highly compensated executive officers of the Company who served in such capacities as of August 31, 2013 for services rendered to the Company during the past fiscal year. These five officers are referred to as the named executive officers in this proxy statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Clifford Hudson	2013	687,708	-		679,999	773,840	26,304	2,167,851
Chairman of the Board,	2012	651,042	-		515,624	532,312	29,731	1,728,709
Chief Executive Officer and President	2011	651,042	-		520,832	714,625	28,443	1,914,942
Stephen C. Vaughan	2013	373,494	25,000	(4)	183,628	313,454	24,546	920,122
Chief Financial Officer and	2012	349,209	-		144,924	217,285	26,770	738,188
Executive Vice President	2011	338,542	-		142,188	278,704	27,656	787,090
Omar R. Janjua	2013	399,777	-		199,989	341,382	26,608	967,756
President of Sonic Restaurants, Inc.	2012	352,709	-		144,924	219,496	30,051	747,180
and Chief Restaurant Operations Officer of Sonic Industries Services Inc.	2011	333,923	-		142,188	278,704	24,678	779,493
James P. O’Reilly(5)	2013	344,218	-		141,745	189,770	16,846	692,579
Senior Vice President and	2012	165,402	35,000	(6)	121,874	-	6,571	328,847
Chief Marketing Officer	2011	-	-		-	-	-	-
Paige S. Bass	2013	272,883	10,000	(4)	114,673	153,530	26,074	577,160
Vice President and	2012	255,333	-		93,000	105,598	21,267	475,198
General Counsel	2011	246,250	-		90,003	137,208	23,258	496,719

(1)

The amounts shown reflect the aggregate grant date fair values of the stock and option awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC 718”). These amounts do not include any reduction in the value for the possibility of forfeiture. See Note 12 of the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended August 31, 2013, regarding assumptions underlying valuation of equity awards. The terms applicable to option awards granted in fiscal 2013 are set forth below in the Grant of Plan-Based Awards Table.

(2)

The non-equity incentive plan compensation amounts reflect the cash awards to the named executive officers under the Company’s annual cash incentive plan, which covers the named executive officers, as well as other officers and mid-level management personnel, and is discussed in further detail in the Compensation Discussion and Analysis under the section “Annual Cash Incentive.” For the named executive officers, annual cash incentive plan compensation is based entirely on meeting the Company’s EPS target for the fiscal year.

(3)

The amounts include the Company’s matching contribution to the Company’s 401(k) plan, car allowance and premiums for life insurance and accidental death and dismemberment insurance paid on behalf of the named individuals, as listed in the following table:

Name	Company Matching Contributions to the 401(k) Plan ($)	Car Allowance ($)(1)	Company Provided Life and Accidental Death and Dismemberment Insurance Premiums ($)(2)	Total All Other Compensation ($)
Clifford Hudson	11,126	14,400	778	26,304
Stephen C. Vaughan	9,368	14,400	778	24,546
Omar R. Janjua	11,852	14,400	356	26,608
James P. O’Reilly	1,668	14,400	778	16,846
Paige S. Bass	10,896	14,400	778	26,074

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(4)	The bonus amounts for Mr. Vaughan and Ms. Bass represent a bonus paid to reward their performance in connection with the partial refinancing of the Company’s securitization debt.

(5)	Mr. O’Reilly was elected as Senior Vice President and Chief Marketing Officer of Sonic Industries Services Inc. effective February 27, 2012, and Sonic Corp. effective April 11, 2012.

(6)	The bonus amount for Mr. O’Reilly represents a hiring bonus paid to Mr. O’Reilly when he joined the Company in February 2012.

Grants of Plan-Based Awards Table

The following table provides information concerning grants of plan-based awards made to the named executive officers during fiscal year 2013.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Option Awards Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
		Threshold ($)(1) (2)	Target ($)	Maximum ($)
Clifford Hudson
Stock Options	1/16/2013	-	-	-	146,640	11.07	679,999
Short-Term Cash Incentive	10/10/2012	170,000	680,000	1,020,000	-	-	-
Long-Term Cash Incentive	10/10/2012	170,000	680,000	1,020,000	-	-	-
Stephen C. Vaughan
Stock Options	1/16/2013	-	-	-	39,599	11.07	183,628
Short-Term Cash Incentive	10/10/2012	68,813	175,250	412,875	-	-	-
Long-Term Cash Incentive	10/10/2012	45,875	183,500	275,250	-	-	-
Omar R. Janjua
Stock Options	1/16/2013	-	-	-	43,127	11.07	199,989
Short-Term Cash Incentive	10/10/2012	66,563	226,250	399,375	-	-	-
Long-Term Cash Incentive	10/10/2012	50,000	200,000	300,000	-	-	-
James P. O’Reilly
Stock Options	1/16/2013	-	-	-	30,567	11.07	141,745
Short-Term Cash Incentive	10/10/2012	41,750	167,500	251,250	-	-	-
Long-Term Cash Incentive	10/10/2012	35,375	141,500	212,250	-	-	-
Paige S. Bass
Stock Options	1/16/2013	-	-	-	24,729	11.07	114,673
Short-Term Cash Incentive	10/10/2012	33,750	135,000	202,500	-	-	-
Long-Term Cash Incentive	10/10/2012	28,625	114,500	171,750	-	-	-

(1)

The threshold amounts under the Company’s short-term cash incentive plan reflect the minimum payment level, which is 25% of the target amounts shown in the next column. Threshold is represented as the minimum payment level, but zero payout is possible if threshold performance measures are not attained. The maximum payment amount is 150% of the target award, as more particularly described in the Compensation Discussion and Analysis under the section “Annual Cash Incentive.”

(2)

The threshold amounts under the Company’s long-term cash incentive plan reflect the minimum payment level, which is 25% of the target amounts shown in the next column. Threshold is represented as the minimum payment level, but zero payout is possible if threshold performance measures are not attained. The maximum payment amount is 150% of the target award, as more particularly described in the Compensation Discussion and Analysis under the section “Long-Term Cash and Equity Incentives.”

(3)

The amounts shown reflect the grant date fair value of the option awards for financial reporting purposes computed in accordance with FASB ASC 718. These amounts do not include any reduction in the value for the possibility of forfeiture. See Note 13 of the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended August 31, 2013, regarding assumptions underlying valuation of equity awards.

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Outstanding Equity Awards at Fiscal Year-end Table

The following table provides information on the current holdings of stock options and restricted stock units by the named executive officers as of the fiscal year ended August 31, 2013.

	Number of Securities Underlying Unexercised Options (#)(1)		Option Exercise Price ($)	Option Expiration Date
Name	Exercisable	Unexercisable
Clifford Hudson	64,046	0	14.22	4/29/2014
	15,001	0	21.14	1/19/2015
	45,077	0	21.65	4/6/2015
	15,001	0	19.30	1/31/2016
	93,500	0	22.54	4/5/2014
	135,507	0	22.24	1/10/2015
	112,500	0	10.15	1/15/2016
	235,644	0	8.74	1/14/2017
	75,236	37,613	11.19	1/6/2018
	60,835	121,635	6.80	1/18/2019
	0	146,640	11.07	1/16/2020
Stephen C. Vaughan	14,664	0	14.22	4/29/2014
	19,983	0	19.72	11/10/2014
	12,497	0	21.65	4/6/2015
	36,064	0	22.54	4/5/2014
	60,519	0	22.24	1/10/2015
	65,205	0	10.15	1/15/2016
	62,210	0	8.74	1/14/2017
	20,539	10,269	11.19	1/6/2018
	17,098	34,188	6.80	1/18/2019
	0	39,599	11.07	1/16/2020
Omar R. Janjua	65,210	0	10.74	10/15/2016
	27,335	0	8.74	1/14/2017
	20,539	10,269	11.19	1/6/2018
	17,098	34,188	6.80	1/18/2019
	0	43,127	11.07	1/16/2020
James P. O’Reilly	13,401	26,795	7.20	4/11/2019
	0	30,567	11.07	1/16/2020
Paige S. Bass	8,118	0	14.22	4/29/2014
	3,063	0	21.65	4/6/2015
	14,528	0	22.21	1/31/2014
	14,192	0	22.54	4/5/2014
	39,625	0	22.24	1/10/2015
	41,950	0	10.15	1/15/2016
	40,023	0	8.74	1/14/2017
	13,001	6,500	11.19	1/6/2018
	10,972	21,939	6.80	1/18/2019
	0	24,729	11.07	1/16/2020

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(1)

The following table shows the grant date, vesting schedule and expiration date for all unvested stock options as of the fiscal year ended August 31, 2013. All stock options have a three-year vesting schedule of 33 1⁄3% per year. All stock options granted prior to April 2006 have a 10-year term and all stock options granted in or after April 2006 have a seven-year term.

Grant Date	Vesting Schedule	Expiration Date
1/6/2011	33 1/3% per year with remaining vesting date of 1/6/2014	1/6/2018
1/18/2012	33 1/3% per year with remaining vesting dates of 1/18/2014 and 1/18/2015	1/18/2019
4/11/2012	33 1/3% per year with remaining vesting dates of 4/11/2014 and 4/11/2015	4/11/2019
1/16/2013	33 1/3% per year with remaining vesting dates of 1/16/2014, 1/16/2015 and 1/16/2016	1/16/2020

Option Exercises and Stock Vested Table

The following table sets forth information regarding stock options exercised and stock awards vested during the last fiscal year by the named executive officers.

	Option Awards		Restricted Stock Unit Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Clifford Hudson	76,287	27,876	11,881	130,097
Stephen C. Vaughan	17,126	4,977	6,912	75,686
Omar R. Janjua	-	-	-	-
James P. O’Reilly	-	-	-	-
Paige S. Bass	-	-	4,447	48,695

(1)	All of the options exercised by Messrs. Hudson and Vaughan would have expired in fiscal 2013 if not exercised.

Potential Payments upon Termination or Change in Control

We have entered into employment agreements with Mr. Hudson, our Chairman of the Board, Chief Executive Officer and President, and the other named executive officers. Mr. Hudson’s agreement is for a two-year term which automatically extends each year for one additional year to maintain successive terms of two years unless specifically terminated or not renewed by the Company. The agreements for all other named executive officers automatically renew for successive one-year terms unless specifically terminated or not renewed by the Company. The employment agreements provide that if the Company terminates the named executive officer’s employment other than for cause or fails to renew the officer’s contract, the officer will receive his or her base salary for a 24-month period after termination in the case of Mr. Hudson, and for a 12-month period after termination in the case of Messrs. Vaughan, Janjua and O’Reilly and for a six-month period after termination in the case of Ms. Bass. The agreements define “cause” as (1) the willful and intentional failure to perform substantially the officer’s duties (other than because of physical or mental incapacity), (2) the commission of an illegal act in connection with the officer’s employment, (3) the commission of any act which falls outside the ordinary course of the officer’s responsibilities and which exposes the Company to a significant level of undue liability, (4) any act or omission that constitutes a material breach by the officer of any of the officer’s obligations under the employment agreement, (5) the officer’s conviction of, or plea of nolo contendere to, any felony or another crime involving dishonesty or moral turpitude or which could reflect negatively upon the Company, (6) the officer’s engaging in any act of dishonesty, violence or threat of violence that is injurious to the Corporation, (7) the officer’s material breach of a written policy of the Company or the rules of any governmental or regulatory body applicable to the Company, or (8) any other willful misconduct by the officer which is materially injurious to the financial condition or business reputation of the Company.

28    SONIC CORP. - 2014 Proxy Statement

EXECUTIVE COMPENSATION

The contracts for all of the named executive officers also provide that, upon a change in control of the Company, if the Company terminates the officer’s employment other than for cause or violates any term of the contract, the Company must pay the officer a lump sum equal to a specified multiple of the officer’s then-current salary, not to exceed the maximum payable without a loss of the deduction under Section 280G of the Internal Revenue Code. The specified multiple equals two times the amount of their annual base salary for all of the named executive officers of the Company, except for Mr. Hudson (who would receive three times his annual base salary) and for Ms. Bass (who would receive the amount of her annual base salary). The same lump sum provision applies if the officer should resign after a change in control for “good reason,” which includes (without limitation) the occurrence without the officer’s consent of the assignment to the officer of duties inconsistent with the officer’s position with the Company or a reduction in the officer’s salary. The officers’ contracts generally define a “change in control” to include any consolidation or merger of the Company in which the Company does not continue or survive or pursuant to which the shares of capital stock of the Company convert into cash, securities, or other property; any sale, lease, exchange, or transfer of all or substantially all of the assets of the Company; the acquisition of 50% or more of the outstanding capital stock of the Company by any person; or a change in the make-up of the Board of Directors of the Company during any period of two consecutive years, pursuant to which individuals who at the beginning of the period made up the entire Board of Directors of the Company cease for any reason to constitute a majority of the Board of Directors, unless at least two-thirds of the directors then and still in office approved the nomination of the new directors. A determination of “cause” after a change in control requires the affirmative vote of at least a majority of the members of the Board of Directors.

Other than the foregoing agreements, the Company has no compensatory plan or arrangement with respect to its named executive officers which would result from the resignation, retirement, or termination of any named executive officer’s employment with the Company, from a change in control of the Company, or from a change in a named executive officer’s responsibilities following a change in control of the Company.

The following table describes and quantifies certain compensation that would become payable under the contracts described above if the named executive officers’ employment had terminated on August 31, 2013, the last day of the fiscal year. The amounts are based on each officer’s compensation as of that date, and if applicable, the Company’s closing stock price of $15.96 on that date.

Name	Benefit	Retirement ($)	Before Change in Control Termination w/o Cause ($)	After Change in Control Termination w/o Cause or for Good Reason ($)		Disability ($)		Death ($)
Clifford Hudson	Cash Severance	-	1,360,000	2,040,000		-	(1)	-
	Stock Options	-	-	2,010,660	(2)	2,010,660		2,010,660
Stephen C. Vaughan	Cash Severance	-	386,000	772,000		-	(1)	-
	Stock Options	-	-	555,784	(2)	555,784		555,784
Omar R. Janjua	Cash Severance	-	399,978	799,956		-	(1)	-
	Stock Options	-	-	573,037	(2)	573,037		573,037
James P. O’Reilly	Cash Severance	-	333,515	667,030		-	(1)	-
	Stock Options	-	-	384,197	(2)	384,197		384,197
Paige S. Bass	Cash Severance	-	134,912	269,824		-	(1)	-
	Stock Options	-	-	352,891	(2)	352,891		352,891

(1)

Named executive officers do not receive any payments upon termination as a result of long-term disability other than the long-term disability benefits provided to all corporate employees in the amount of 70% of the employee’s salary, but not to exceed $10,000 per month, until the employee reaches the age of 65.

(2)

Under the 2006 Plan, unvested stock options do not automatically vest upon a change in control; however, the Compensation Committee has the authority and may determine at any time that unvested stock options will automatically vest upon a change in control. The amounts reflected assume the Compensation Committee will make such determination, and the values are based on the closing price of $15.96 on August 31, 2013, for a share of Sonic Corp. stock.

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EXECUTIVE COMPENSATION

Certain Relationships and Related Transactions

We have a number of policies, procedures and practices that relate to the identification, review and approval of related person transactions. Pursuant to the Company’s Code of Business Conduct and Ethics, all directors and executive officers are required to report actual or potential conflicts of interest to the Nominating and Corporate Governance Committee of the Board of Directors. The Chief Executive Officer, Chief Financial Officer, Treasurer and Controller are also subject to the Company’s Code of Ethics for Financial Officers, which requires them to avoid actual or apparent conflicts of interest and report violations of the Code of Ethics for Financial Officers to the Chairman of the Audit Committee of the Board of Directors. The Audit Committee Charter requires the Audit Committee to review and approve policies and procedures with respect to proposed transactions between the Company and related persons and to review and approve in advance all such related-person transactions. The Audit Committee will approve any such transaction only if it is determined to be in the best interests (or not inconsistent with the best interests) of the Company and its shareholders. In addition, directors and executive officers provide information in an annual questionnaire relating to any transactions with the Company, which transactions are reviewed by the Audit Committee to determine whether disclosure is required in the Company’s proxy statement. No member of the Audit Committee participates in any approval of a related person transaction in which such member is a related person, other than to provide all material information regarding the transaction to the Committee.

The Company’s Code of Business Conduct and Ethics, Code of Ethics for Financial Officers and Audit Committee Charter may all be found in the corporate governance section of our website, www.sonicdrivein.com.

Equity Compensation Plan Information

The following table sets forth information about the Company’s equity compensation plans as of August 31, 2013.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	5,632,748	(1)	$12.25	(2)	1,714,475
Equity compensation plans not approved by security holders	-0-		-0-		-0-

(1)

Includes shares subject to outstanding options granted under the Sonic Corp. 2006 Long-Term Incentive Plan (the “2006 Plan”) and prior stock option plans no longer in effect for new grants. Also includes shares subject to outstanding restricted stock units granted under the 2006 Plan.

(2)	The weighted-average exercise price does not take into account 70,388 shares issuable upon vesting of outstanding restricted stock units, which have no exercise price.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of the original and amended Forms 3, 4 and 5 furnished to the Company during its last fiscal year, we do not know of any person who failed to file on a timely basis any reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

30    SONIC CORP. - 2014 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Certain Beneficial Owners. The following table shows the total number and percentage of the outstanding shares of the Company’s voting common stock beneficially owned as of September 30, 2013, unless otherwise noted, with respect to each person (including any “group” as used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) the Company knows to have beneficial ownership of more than 5% of the Company’s common stock. The Company computed the percentage ownership amounts in accordance with the provisions of Rule 13d-3(d), which includes as beneficially owned all shares of common stock that the person or group has the right to acquire within the next 60 days.

Beneficial Owner	Number of Shares	Percent(1)
FMR LLC(2) 82 Devonshire Street Boston, Massachusetts 02109	7,174,810	12.8%
BlackRock, Inc.(3) 40 East 52nd Street New York, New York 10022	4,309,530	7.7%
T. Rowe Price Associates, Inc.(4) 100 East Pratt Street Baltimore, Maryland 21202	3,663,537	6.5%
The Vanguard Group, Inc(5) PO Box 2600 Valley Forge, Pennsylvania 19482	3,093,773	5.5%

(1)	Based on the number of outstanding shares of common stock as of October 15, 2013.

(2)

Reflects shares beneficially owned by FMR LLC (formerly known as FMR Corp.) (“FMR”) according to a Form 13F Holdings Report filed by FMR with the SEC on November 14, 2013, reflecting ownership of shares as of September 30, 2013. Based on the Form 13F Holdings Report, Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR, and FMR Co., Inc. had sole voting power over 0 shares, shared voting power over 0 shares and no voting power over 7,174,810 shares. According to a statement on Schedule 13G filed by FMR with the SEC on February 14, 2013 as of December 31, 2012, each of FMR and Mr. Edward C. Johnson 3d, Chairman of FMR, had sole dispositive power over 7,773,711 shares, representing 7,773,711 shares beneficially owned by Fidelity as a result of its role as an investment advisor to various investment companies, one of which, Fidelity Low Priced Stock Fund, owned 6,223,500 shares.

(3)

Reflects shares beneficially owned by BlackRock, Inc. (“BlackRock”) according to a statement on Schedule 13G filed by BlackRock with the SEC on February 8, 2013, reflecting ownership of shares as of December 31, 2012. Based on the statement on Schedule 13G, BlackRock had sole voting power and had sole dispositive power over (and beneficially owned) 4,309,530 shares.

(4)

Reflects shares beneficially owned by T. Rowe Price Associates, Inc. (“TRP”) according to a Form 13F Holdings Report filed by TRP with the SEC on November 14, 2013, reflecting ownership of shares as of September 30, 2013. Based on the Form 13F Holdings Report, TRP had sole voting power over 494,017 shares, shared voting power over 0 shares and no voting power over 3,169,520 shares. According to a statement on Schedule 13G filed by TRP with the SEC on February 11, 2013, reflecting ownership of shares as of December 31, 2012, TRP had sole voting power over 451,910 shares, had shared voting power over 0 shares and had sole dispositive power over (and beneficially owned) 3,581,600 shares.

(5)

Reflects shares beneficially owned by The Vanguard Group, Inc. (“Vanguard”) according to a Form 13F Holdings Report filed by Vanguard with the SEC on November 7, 2013, reflecting ownership of shares as of September 30, 2013. Based on the Form 13F Holdings Report, Vanguard had sole voting power over 2,400 shares, shared voting power over 0 shares and no voting power over 3,012,872 shares, and Vanguard Fiduciary Trust Company had sole voting power over 78,501 shares, shared voting power over 0 shares and no voting power over 0 shares. According to a statement on Schedule 13G filed by Vanguard with the SEC on February 12, 2013, reflecting ownership of shares as of December 31, 2012, Vanguard had sole voting power over 87,664 shares, had shared voting power over 0 shares, had sole dispositive power over 3,120,934 shares, had shared dispositive power over 85,264 shares, and beneficially owned 3,206,198 shares.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Management. The following table sets forth information obtained from our directors and executive officers as to their beneficial ownership of the Company’s voting common stock as of September 30, 2013. We computed the percentage ownership amounts in accordance with the provisions of Rule 13d-3(d), which rule includes as beneficially owned all shares of common stock which the person or group has the right to acquire pursuant to stock options exercisable and restricted share units that will vest within the next 60 days. Unless indicated otherwise, each shareholder holds sole voting and investment power with regard to the shares of common stock.

Beneficial Owner	Number of Shares		Number of Exercisable Options(1)	Number of Restricted Stock Units(2)	Percent(3)
Clifford Hudson	643,371	(4)	938,849	-	2.77
Stephen C. Vaughan	105,870	(5)	332,250	-	(6)
Omar R. Janjua	10,000		154,829	-	(6)
James P. O’Reilly	0		23,592	-	(6)
Paige S. Bass	21,422	(7)	200,216	-	(6)
Douglas N. Benham	31,037		50,199	3,839	(6)
Kate S. Lavelle	2,083		14,179	3,839	(6)
Michael J. Maples	19,679		126,520	5,105	(6)
J. Larry Nichols	14,556		88,179	5,105	(6)
Federico F. Peña	65,778		108,457	5,105	(6)
H. E. Rainbolt	157,053		108,457	5,105	(6)
Frank E. Richardson	1,730,838	(8)	108,457	5,105	3.27
Robert M. Rosenberg	128,209		108,457	5,105	(6)
Jeffrey H. Schutz	26,775		14,543	-	(6)
Kathryn L. Taylor	27,151		52,204	-	(6)
Directors and executive officers as a group (20)	3,005,734	(9)	2,708,300	38,308	9.76

(1)	Reflects the number of shares that could be purchased by exercise of options exercisable at November 18, 2013 or within 60 days thereafter under the Company’s stock option plans.

(2)	Reflects the number of restricted stock units that vest within 60 days of November 18, 2013.

(3)

Based on the number of outstanding shares of common stock as of October 15, 2013. Pursuant to Rule 13d-3(d), the Company includes the shares of common stock underlying the Currently Exercisable Options and Currently Vested Restricted Share Units as outstanding for the purposes of computing the percentage ownership of the person or group holding those options or units, but not for the purposes of computing the percentage ownership of any other person.

(4)

Includes (a) 266,800 shares of common stock held by Mr. Hudson in trust for himself, (b) 8,890 shares held in the Company’s employee stock purchase plan, (c) 302,826 shares of common stock held by Mr. Hudson’s wife in trust for herself (of which Mr. Hudson disclaims beneficial ownership), (d) 9,855 shares of common stock held by Mr. Hudson’s son in trust (of which Mr. Hudson disclaims beneficial ownership) and (e) 82,000 shares of common stock held by a family limited liability company owned by Mr. Hudson, his wife and his two children. (Mr. Hudson owns 21% of the family limited liability company and disclaims beneficial ownership of the shares held by the family limited liability company except to the extent of his pecuniary interest therein.)

(5)	Includes 4,527 shares held in the Company’s employee stock purchase plan.

(6)	Represents less than 1% of the Company’s outstanding shares.

(7)	Includes 789 shares held in the Company’s 401(k) plan and 4,712 shares held in the Company’s employee stock purchase plan.

(8)

Includes 23,151 shares of common stock held by Mr. Richardson as trustee of his children’s trusts and 1,500 shares of common stock held by Mr. Richardson’s son (all of which Mr. Richardson disclaims beneficial ownership), and 1,706,187 shares held in a collateral account. There is no outstanding extension of credit against this account.

(9)

Includes 2,987 shares of common stock held for certain executive officers in the Company’s 401(k) plan and 27,261 shares held for certain executive officers in the Company’s employee stock purchase plan.

Changes in Control. We do not know of any arrangements (including the pledge by any person of securities of the Company) that may result at a subsequent date in a change in control of the Company.

32    SONIC CORP. - 2014 Proxy Statement

PROPOSAL NO. 2 -	RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sonic is asking its shareholders to ratify the Audit Committee’s appointment of KPMG LLP (“KPMG”) as Sonic’s independent registered public accounting firm for the fiscal year ending August 31, 2014. Although ratification of the Audit Committee’s selection of KPMG is not required under our bylaws or other legal requirements, we are submitting the appointment of KPMG to the shareholders as a matter of good corporate practice. In the event that the shareholders fail to ratify the appointment, the Audit Committee will consider the view of the shareholders in determining its selection of the Company’s independent public accountants for the subsequent fiscal year. Representatives of KPMG will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Audit Committee conducted a comprehensive, competitive process to select the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2014. The Audit Committee invited four national accounting firms to participate in the process, including Ernst & Young LLP (“EY”), the Company’s prior independent registered public accounting firm. As a result of this process and following careful deliberation, on November 18, 2013, the Audit Committee engaged KPMG as the Company’s independent registered public accounting firm for the Company’s fiscal year ending August 31, 2014, and dismissed EY from that role.

EY’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended August 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended August 31, 2013 and 2012, and the subsequent interim period through November 18, 2013, the date of EY’s dismissal, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the two most recent fiscal years or the subsequent interim period.

During the fiscal years ended August 31, 2013 and 2012, and the subsequent interim period through November 18, 2013, neither the Company nor anyone on its behalf has consulted with KPMG regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided EY and KPMG with a copy of the disclosures required by Item 304(a) of Regulation S-K prior to the time this proxy statement was filed with the SEC. In the event that EY or KPMG believed the disclosures were incorrect or incomplete, each was permitted to express its views in a brief statement to be included in this proxy statement. Neither submitted such a statement.

The Board of Directors recommends a vote “For” the ratification of the appointment of KPMG LLC as the Company’s independent registered public accounting firm for fiscal year 2014.

SONIC CORP. - 2014 Proxy Statement    33

PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed to the Company by Ernst & Young LLP for professional services rendered for the fiscal years ended August 31, 2013 and 2012:

	2013	2012
Audit Fees(1)	$827,473	$653,000
Audit-Related Fees(2)	25,000	24,000
Tax Fees(3)	401,933	402,121
Total	$1,254,406	$1,079,121

(1)

Audit fees relate to professional services rendered for the annual audit of the consolidated financial statements of the Company (including internal control reporting under Section 404 of the Sarbanes-Oxley Act of 2002) and the quarterly reviews relating to Securities and Exchange Commission filings of the Company’s financial statements. Audit fees also include professional services rendered for separate audits of selected wholly owned subsidiaries of the Company. Audit fees also include professional services rendered for separate audits of selected wholly owned subsidiaries of the Company as well as fees for comfort letter procedures and other services related to the Company’s refinancing transaction.

(2)	Audit-related fees relate to professional services rendered for the annual audit of the Company’s benefit plan.

(3)	Tax fees relate to professional services rendered for tax compliance, tax return review and preparation and related tax advice.

Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee also reviews whether any of the senior audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent registered public accounting firm.

The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of the independent registered public accounting firm and has determined that such services have not adversely affected such independence. All of the fees for fiscal years 2013 and 2012 were pre-approved by the Audit Committee, and there were no instances of waiver of approval requirements during those periods.

34    SONIC CORP. - 2014 Proxy Statement

REPORT OF AUDIT COMMITTEE

The Audit Committee is comprised of six directors and operates under a written charter, a copy of which is available on the Company’s website (www.sonicdrivein.com). Each of the members of the Audit Committee meets the independence requirements of NASDAQ and the Sarbanes-Oxley Act of 2002. The Audit Committee held seven meetings in fiscal 2013. The meetings facilitated communication with senior management and employees, the internal auditors and Ernst & Young LLP, the Company’s independent registered public accounting firm (Ernst & Young). The Committee held discussions with the internal auditors and Ernst & Young, both with and without management present, on the results of their examinations and the overall quality of the Company’s financial reporting and internal controls.

The Audit Committee has the sole authority to appoint or replace the independent registered public accounting firm, and is directly responsible for the oversight of the scope of its role and the determination of its compensation. The Audit Committee regularly evaluated the performance and independence of Ernst & Young and, in addition, reviewed and pre-approved all services provided by Ernst & Young during fiscal 2013.

As stated in the Audit Committee’s charter, the Audit Committee’s role is one of oversight relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function and the annual independent audit of the Company’s financial statements. It is the responsibility of the Company’s management to prepare the consolidated financial statements in accordance with applicable law and regulations and of the Company’s independent registered public accounting firm to audit those financial statements. The Audit Committee does not provide any expert or other special assurance as to the Company’s financial statements or any expert or professional certification as to the work of the Company’s independent registered public accounting firm.

In fulfilling its responsibilities, the Audit Committee has met and held discussions with management and Ernst & Young regarding the fair and complete presentation of the Company’s financial results. The Audit Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. The Audit Committee has met to review and discuss the annual audited and quarterly consolidated financial statements for the Company for the 2013 fiscal year (including the disclosures contained in the Company’s 2013 Annual Report on Form 10-K and its 2013 Quarterly Reports on Form 10-Q, under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) with the Company’s management and Ernst & Young. The Audit Committee also reviewed and discussed with management, the internal auditors and Ernst & Young the reports required by Section 404 of the Sarbanes-Oxley Act of 2002, namely, management’s annual report on the Company’s internal control over financial reporting and Ernst & Young’s attestation report on internal control over financial reporting.

The Audit Committee has discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 114, as adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee has received the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Ernst and Young its independence from the Company and its management. The Audit Committee also has considered whether the provision of non-audit services by Ernst & Young is compatible with maintaining Ernst & Young’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company for the fiscal year ended August 31, 2013 be included in the Company’s Annual Report on Form 10-K for the year ended August 31, 2013.

Respectfully submitted,

The Audit Committee

/s/ H. E. Rainbolt, Chairman

/s/ Douglas N. Benham

/s/ Kate S. Lavelle

/s/ J. Larry Nichols

/s/ Frank E. Richardson

/s/ Kathryn L. Taylor

SONIC CORP. - 2014 Proxy Statement    35

PROPOSAL NO. 3 -	ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), we are asking shareholders to approve, on an advisory, non-binding basis, the fiscal year 2013 compensation awarded to the Company’s named executive officers, as disclosed in this proxy statement.

Our goal is to provide an executive compensation program that attracts, rewards and retains the talented leaders necessary to enable our Company to succeed in the highly competitive market, while maximizing shareholder returns. We believe that our compensation program, which ties a significant portion of pay to performance, provides a competitive compensation package to our executives and utilizes components that best align the interests of our executives with those of our shareholders.

Accordingly, we ask our shareholders to vote on the following resolution at the Annual Meeting:

RESOLVED, that the shareholders approve the compensation awarded to our named executive officers, as disclosed pursuant to SEC rules, including the Compensation Discussion and Analysis, the compensation tables and related materials included in this proxy statement.

Approval of this proposal requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. While this vote is advisory and non-binding on the Company, the Board of Directors and the Compensation Committee will review the voting results and consider shareholder concerns in their continuing evaluation of the Company’s compensation program.

The Board of Directors recommends a vote “For” approval of this proposal.

36    SONIC CORP. - 2014 Proxy Statement

PROPOSAL NO. 4 -	APPROVAL OF THE SONIC CORP. 2006 LONG-TERM INCENTIVE PLAN, AS AMENDED

The Compensation Committee of the Board of Directors has approved and is submitting for shareholder approval the Company’s 2006 Long-Term Incentive Plan, as amended (the “2006 Plan”). The proposed amendments to the 2006 Plan provide for the following changes:

•

Makes an additional 6,551,522 shares of common stock available for issuance, which, together with the 1,700,917 shares available prior to the amendments, will result in a total of 8,252,439 available shares;

•

Adds a provision to allow for a fungible share pool that reduces the share reserve much more rapidly when “full value” awards such as restricted stock and performance share awards are granted by deducting 1.87 shares from the total number of authorized shares for each full value award granted;

•

Provides that acceleration of vesting in the event of a change in control can only occur upon a participant’s involuntary termination without cause or resignation for good reason (“double-trigger” acceleration);

•	Removes the discretion of the Compensation Committee to accelerate vesting of awards, except after certain events of termination or separation of service;

•

Limits the maximum number of shares of common stock with respect to stock option awards or stock appreciation rights that may be granted during any one calendar year under the 2006 Plan to any one person to 500,000 and the maximum amount of awards, other than stock options or stock appreciation rights, that may be granted during any one calendar year under the 2006 Plan to any one person to $2 million;

•	Limits the maximum value of awards that may be granted to a non-employee director in any calendar year to $300,000;

•	Limits the delegation authority by the Compensation Committee so that officers do not have the right to make awards under or amend the 2006 Plan;

•

Prohibits liberal share recycling by providing that shares surrendered upon exercise of an award as payment of the applicable exercise price or withheld to satisfy any applicable taxes, shares underlying a stock-settled stock appreciation right to the extent exercised, and shares repurchased by the Company on the open market with the proceeds of an award paid to the Company by the holder are not available for future awards under the 2006 Plan; and

•	Restricts the payment of dividend equivalents on performance-based awards to payments on shares actually earned at the time of payment.

The following features of the current 2006 Plan, that will continue to be in place after the amendments, reflect our commitment to pay for performance and effective management of incentive compensation:

•	No stock options or stock appreciation rights will be granted with an exercise price less than the market value of our common stock on the date of grant;

•	Repricing of underwater stock options and stock appreciation rights is prohibited without shareholder approval;

•	All awards are subject to recoupment as mandated by law or company policy;

•	All awards granted under the 2006 Plan are nontransferable;

•	Stock options and stock appreciation rights have a minimum vesting period of three years for employees and one year for non-employee directors; and

•	The 2006 Plan is designed to allow awards made under the 2006 Plan to qualify as qualified performance-based compensation under Section 162(m) of the Internal Revenue Code.

The Board is asking shareholders to approve the amendments to the 2006 Plan so that the Company will have the continued ability to grant a variety of equity awards, at appropriate levels, as a valuable tool to help attract and retain employees of our company in a competitive market.

The affirmative vote of a majority of the votes present, in person or by proxy and properly cast at the annual meeting of shareholders, is required to approve the amendments to the 2006 Plan.

SONIC CORP. - 2014 Proxy Statement    37

PROPOSAL NO. 4 - APPROVAL OF THE SONIC CORP. 2006 LONG-TERM INCENTIVE PLAN, AS AMENDED

Introduction

The Compensation Committee believes that the proposed amendments are vital to the Company’s ability to attract and retain highly skilled employees. The Compensation Committee also believes that the proposed amendments will provide the Company with flexibility to adopt equity compensation practices to reflect changes in the Company’s business conditions, the regulatory environment and the markets for labor in which the Company competes. The use of equity as part of the Company’s compensation program is critical to the historical and continued success of the Company. Our equity awards foster an ownership culture among employees by aligning the financial interests of employees with those of our shareholders. Equity awards also help motivate employees to perform at peak levels because the value of these awards is linked to the Company’s long-term performance.

If the amendments are not approved, we will have limited ability to make additional awards under the 2006 Plan in future years. In this event, we will, in the future, be compelled to either (i) grant cash-settled awards or (ii) increase the cash component of incentive compensation, thus reducing the alignment of employee and shareholder interests and losing a critical recruiting, retention and motivation tool.

The principal features of the 2006 Plan and the amendments to the 2006 Plan are summarized below. The following summary of the 2006 Plan and the amendments to the 2006 Plan do not purport to be a complete description of all of the provisions of the amendments or the 2006 Plan. It is qualified in its entirety by reference to the complete text of the 2006 Plan, as amended, attached as Annex A to this proxy statement.

Summary of Amendments

Additional Shares Available for Issuance. The amendments to the 2006 Plan authorize an additional 6,551,522 shares of common stock for issuance under the 2006 Plan. As of October 31, 2013, there was an aggregate of 1,700,917 shares available for issuance, which will result in a total of 8,252,439 shares being available for issuance under the 2006 Plan upon shareholder approval of the amendments. The Company expects to use equity-based compensation as a significant part of total compensation in future years. The additional shares are intended to satisfy the Company’s equity award needs for approximately the next five years.

As of October 31, 2013, the Company had a total of 5,355,007 options which were outstanding. The weighted-average exercise price of those options is $12.28, and the weighted-average term to the expiration of the outstanding options is 3.19 years. In addition, as of October 31, 2013, restricted stock units covering 70,388 shares of common stock were outstanding under the 2006 Plan.

Fungible Share Pool. The 2006 Plan, as amended, provides that shares issued in respect of any full-value award (any award under the 2006 Plan other than an option or a stock appreciation right) granted after January 16, 2014 shall be counted against the shares available for issuance as 1.87 shares for every one share actually issued in connection with such award. For example, if 100 shares are issued with respect to a restricted stock unit, 187 shares will be counted against the shares available for future issuance. Shares issued in respect of any other award (such as stock options or stock appreciation rights) shall be counted against the share limit as one share.

Change of Control. The amendments provide for a “double-trigger” acceleration in the event of a change of control. Upon a participant’s involuntary termination without cause or resignation for good reason within one year following a change of control, the Plan Committee may provide for the accelerated vesting and lapse of restrictions on all or part of an award. If awards will not be assumed by the successor corporation in a change of control, the Plan Committee may accelerate the vesting or lapse of restrictions on an award regardless of whether there is a termination of employment.

Share Limits. The maximum number of shares of our common stock with respect to awards that may be granted during any one calendar year under the 2006 Plan is 500,000. The maximum amount of one or more awards denominated in cash that may be received by any one participant during any calendar year is $2,000,000. Any of the shares available for issuance may be granted as incentive stock options.

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PROPOSAL NO. 4 - APPROVAL OF THE SONIC CORP. 2006 LONG-TERM INCENTIVE PLAN, AS AMENDED

Non-Employee Director Awards. The value of the annual equity awards granted to non-employee directors for any calendar year is limited to $300,000.

Other Amendments. The other amendments to the 2006 Plan make certain administrative changes to the 2006 Plan, which include:

•	Removing the discretion of the Compensation Committee to accelerate vesting of awards, except after certain events of termination or separation of service;

•	Limiting the delegation authority of the Compensation Committee so that officers do not have the right to make awards under or amend the 2006 Plan;
•

Prohibiting liberal share recycling by providing that shares surrendered upon exercise of an award as payment of the applicable exercise price or withheld to satisfy any applicable taxes, shares underlying a stock-settled stock appreciation right to the extent exercised, and shares repurchased by the Company on the open market with the proceeds of an award paid to the Company by the holder are not available for future awards under the 2006 Plan; and

•	Restricting the payment of dividend equivalents on performance-based awards to payments on shares actually earned at the time of payment.

Summary of 2006 Plan

The Company’s shareholders approved the 2006 Long-Term Incentive Plan on January 31, 2006 and later approved the 2006 Long-Term Incentive Plan, as amended, on January 14, 2010.

Administration

The 2006 Plan is administered by a committee of two or more independent directors appointed by the Board of Directors (the “Plan Committee”). The Plan Committee has broad authority, subject to certain limitations, to administer the Plan, including the authority to:

•	designate participants;

•

determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards, including the vesting and forfeiture provisions and the effects of a termination of employment or service;

•	determine whether an award may be settled in, or the exercise price of an award may be paid in, cash, common stock, other awards or other property;
•	establish, adopt, or revise any rules and regulations as it may deem advisable to administer the 2006 Plan; and

•	make all other decisions and determinations that may be required under the 2006 Plan.

Subject to certain limitations, the Plan Committee is permitted to delegate to a subcommittee thereof or to one or more directors its authority under the 2006 Plan. Currently, the Board of Directors has designated the Compensation Committee to serve as the Plan Committee.

Eligibility

Awards may be granted under the 2006 Plan to current employees, officers and directors of the Company.

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PROPOSAL NO. 4 - APPROVAL OF THE SONIC CORP. 2006 LONG-TERM INCENTIVE PLAN, AS AMENDED

Types of Awards

The 2006 Plan authorizes the Plan Committee to grant awards in any of the following forms:

•	stock options;

•	stock appreciation rights;

•	performance shares;

•	performance share units;

•	restricted stock;

•	restricted stock units;

•	dividend equivalents; or

•	other stock-based awards.

The 2006 Plan provides that awards may be granted to any employee, officer or director of the Company or any of its affiliates. All awards will be subject to a written award agreement, which will include the specific terms and conditions of the award specified by the Plan Committee.

Stock Options. Stock options may be incentive stock options (under Section 422 of the Internal Revenue Code) or non-qualified stock options. The exercise price of an option may not be less than the fair market value of our common stock on the date of grant and in no event may a stock option be exercisable for more than ten years from the date of grant. Stock options for employees must have a minimum vesting period of three years.

Stock Appreciation Rights. Upon the exercise of a stock appreciation right, the holder will have the right to receive the excess, if any, of the fair market value of our common stock on the date of exercise, over the grant price of the stock appreciation right. The grant price may not be less than the fair market value of our common stock on the date of grant and no stock appreciation right may be exercisable for more than 10 years from the date of grant. Stock appreciation rights for employees must have a minimum vesting period of three years.

Performance Share Awards and Performance Share Unit Awards. These awards provide the participant with the right to receive a target number of shares of our common stock based upon the attainment of specified performance goals as determined by the Plan Committee in its discretion. Performance share unit awards may be payable in cash, shares of our common stock or other property, as determined by the Plan Committee.

Restricted Stock Awards. Restricted stock awards are shares of our common stock subject to restrictions on transferability and other restrictions as the Plan Committee may impose, including, without limitation, restrictions on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock.

Restricted Stock Unit Awards. A restricted stock unit entitles the participant to receive one share of our common stock subject to the restrictions on transferability, vesting requirements and other terms and conditions imposed by the Plan Committee. Restricted stock unit awards may be payable in cash, shares of our common stock, or other property, as determined by the Plan Committee.

Dividend Equivalents. Dividend equivalents entitle the participant to receive payments equal to dividends paid with respect to all or a portion of the number of shares of our common stock subject to an award. Dividend equivalents may be paid in cash, shares of our common stock or other property, as determined by the Plan Committee and may be paid when accrued or deemed reinvested in additional shares. Dividend equivalents may not be granted with respect to stock options or stock appreciation rights. Moreover, dividend equivalents granted with respect to performance-based awards may only be paid on shares actually earned at the time of payment.

Other Stock-Based Awards. The Plan Committee may, subject to limitations under applicable law, grant other awards that are payable in, or valued relative to, shares of our common stock as will be deemed by the Plan Committee to be consistent with the purposes of the 2006 Plan, including shares of common stock awarded purely as a bonus and not subject to any restrictions or conditions. The Plan Committee will determine the terms and conditions of any other stock-based awards.

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PROPOSAL NO. 4 - APPROVAL OF THE SONIC CORP. 2006 LONG-TERM INCENTIVE PLAN, AS AMENDED

Performance Goals

In order to preserve full deductibility under Section 162(m) of the Internal Revenue Code, the Plan Committee may determine that any award will be determined solely on the basis of one or more of the following metrics:

•	the achievement by the Company or any of our subsidiaries of a specified target return, or target growth in return, on equity or assets;

•	total shareholder return, described as our stock price appreciation plus reinvested dividends, relative to a defined comparison group or target over a specific performance period;

•	our stock price;
•	the achievement by the Company or a business unit, or one of our subsidiaries of a specified target, or target growth in, revenues, net income, earnings per share, EBIT or EBITDA; or

•	any combination of the above.

If an award is made on this basis, the Plan Committee must establish goals prior to the beginning of the period for which the performance goal relates, or by a later date as may be permitted under applicable tax regulations, and the Plan Committee may for any reason reduce, but not increase, any award, notwithstanding the achievement of a specified goal. Any payment of an award granted based on performance goals will be conditioned on the written certification of the Plan Committee in each case that the performance goals and any other material conditions were satisfied.

Share Counting

If an award is cancelled, terminated or expires without having been exercised or settled, or is settled in cash, the shares underlying the awards will be added back into the share pool and will again be available for issuance under the 2006 Plan. Under the proposed “fungible share pool,” shares of common stock underlying full value awards granted after January 16, 2014, that become available for future grant as described above will be added back to the 2006 Plan in an amount equal to 1.87 shares for each share underlying a full value award. Any share underlying a full value award that is granted on or before January 16, 2014, and shares of stock underlying an award that is not a full value award that become available for future grant as described above shall be added back to the 2006 Plan in an amount equal to one share for each share of stock subject to such award. Shares that are tendered or withheld to pay the exercise or grant price or to satisfy any applicable taxes, shares underlying a stock-settled stock appreciation right to the extent exercised and shares repurchased by the Company on the open market with the proceeds of an award paid to the Company by the participant will not be added back into shares available for future issuance under the 2006 Plan.

No Repricing

The 2006 Plan expressly prohibits “repricing” of stock options and stock appreciation rights. Repricing includes (i) reducing the exercise or grant price, (ii) cancelling an option or stock appreciation right at a time when the exercise price exceeds the fair market value of our common stock in exchange for another equity award, cash or other property (other than in connection with certain corporate transactions) or (iii) taking any other action that may be treated as a repricing under accounting principles.

Recoupment

All awards granted and all payments made under the Plan (including gains realized upon settlement or exercise) shall be subject to claw-back or recoupment as mandated by law or any company policy in effect from time to time.

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PROPOSAL NO. 4 - APPROVAL OF THE SONIC CORP. 2006 LONG-TERM INCENTIVE PLAN, AS AMENDED

Limitation on Transfer and Beneficiaries

No award under the 2006 Plan will be assignable or transferable other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a qualified domestic relations order.

However, the Plan Committee may permit other transfers if it deems appropriate, provided such other transfers are not made in exchange for any consideration.

Death, Disability and Termination of Employment

Unless otherwise set forth in the applicable award agreement, upon the participant’s death or termination of employment as a result of disability, all outstanding awards will vest and become fully exercisable and all restrictions will lapse. Stock options, stock appreciation rights and similar awards will remain exercisable for the remainder of their term. In addition, subject to certain limitations, the Plan Committee may determine the effects of a termination of employment or service on an award.

Adjustments

Certain corporate transactions not involving the receipt of consideration such as a stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, may affect our stock price. In the event of one of these transactions, the number of shares available for issuance under the 2006 Plan and the share limits will be adjusted proportionately, and the Plan Committee may adjust awards to preserve the benefits or potential benefits of the awards.

Termination and Amendment

The Plan Committee has the right at any time to amend or terminate the 2006 Plan, but it may condition any amendment on the approval of our shareholders if such approval will be necessary or advisable under tax, securities, stock exchange or other applicable laws, policies or regulations. The Plan Committee has the right to amend or terminate any outstanding award without approval of the participant, but an amendment or termination may not, without the participant’s consent, reduce or diminish the value of the award determined as if it had been exercised, vested, cashed in or otherwise settled on the date of the amendment or termination, and the original term of any option may not be extended. The Plan Committee has broad authority to amend the 2006 Plan or any outstanding award without the approval of the participants to the extent necessary to comply with applicable tax laws, securities laws, accounting rules or other applicable laws, or to ensure that an award is not subject to interest and penalties under Section 409A of the Internal Revenue Code.

Federal Income Tax Information

The following discussion is a summary of the federal income tax consequences relating to the grant and exercise of awards under the 2006 Plan and the subsequent sale of common stock that will be acquired under this Plan. The tax effect of exercising awards may vary depending upon the particular circumstances, and the income tax laws and regulations change frequently.

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PROPOSAL NO. 4 - APPROVAL OF THE SONIC CORP. 2006 LONG-TERM INCENTIVE PLAN, AS AMENDED

Nonqualified Stock Options. There will be no federal income tax consequences to a participant or to the Company upon the grant of a nonqualified stock option. When the participant exercises a nonqualified option, however, he will realize ordinary income in an amount equal to the excess of the fair market value of the option shares that he receives upon exercise of the option at the time of exercise over the exercise or grant price, and we will be allowed a corresponding deduction, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code. Any gain that a participant realizes when the participant later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.

Incentive Stock Options. There typically will be no federal income tax consequences to a participant or to the Company upon the grant or exercise of an incentive stock option. However, the amount by which the fair market value of the shares of common stock issued upon exercise exceeds the exercise price paid constitutes a tax preference item that may have alternative minimum tax consequences for the participant. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code. In addition, the participant may recognize a capital gain or loss upon a disqualifying disposition.

Stock Appreciation Rights. The participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock appreciation right is granted. When the participant exercises the stock appreciation right, the fair market value of any shares of common stock or cash received will be taxable as ordinary income, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code.

Restricted Stock Awards. Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date, less any amount the participant paid for the stock, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code. If the participant files an election under Section 83(b) of the Internal Revenue Code within 30 days after the date of grant, he will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date, less any amount he paid for the stock, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code. Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, such participant will not be able to recover the tax previously paid pursuant to his Section 83(b) election.

Restricted Stock Unit Awards, Performance Share Awards and Performance Share Unit Awards. A participant will not recognize income, and we will not be allowed a tax deduction, at the time restricted stock unit awards, performance share awards, or performance share unit awards are granted. When the participant receives payment under the restricted stock unit awards, performance share awards, or performance share unit awards, the amount of cash received and the fair market value of any shares of stock received will be ordinary income to the participant, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code.

The foregoing is not intended to be considered tax advice to any person who may be a participant and any such persons are advised to consult their own tax counsel. The foregoing is intended to be a general discussion and does not cover all aspects of an individual’s unique tax situation, such as the tax consequences of deferred compensation or state and local taxes.

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PROPOSAL NO. 4 - APPROVAL OF THE SONIC CORP. 2006 LONG-TERM INCENTIVE PLAN, AS AMENDED

Plan Benefits

All awards under the 2006 Plan are approved by the Plan Committee, in its sole discretion. For this reason, it is not possible at this time to determine the awards that will be made to any particular employees, officers or directors under the 2006 Plan in the future.

The Board of Directors recommends a vote “FOR” the approval of the 2006 Long-Term Incentive Plan, as amended.

OTHER MATTERS

The Board of Directors knows of no other matters which may come before the annual meeting. If any other business properly comes before the meeting, the persons named in the proxy will vote with respect to that matter in accordance with their best judgment.

2013 ANNUAL REPORT AND FORM 10-K

The Company’s Annual Report on Form 10-K for the year ended August 31, 2013, as filed with the Securities and Exchange Commission, contains detailed information concerning the Company and its operations which is not included in the 2013 Annual Report. A copy of the 2013 Form 10-K will be furnished to each shareholder without charge upon request in writing to: Carolyn C. Cummins, Corporate Secretary, Sonic Corp., 300 Johnny Bench Drive, Oklahoma City, OK 73104. The 2013 Form 10-K is also available at the Company’s website at http://ir.sonicdrivein.com/financials.cfm.

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ANNEX A

SONIC CORP.

2006 LONG-TERM INCENTIVE PLAN

(as amended and restated January 16, 2014)

Article 1

Purpose

1.1  GENERAL. The purpose of the Sonic Corp. 2006 Long-Term Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Sonic Corp., a Delaware corporation (the “Corporation”), by linking the personal interests of its employees, officers and directors to those of the Corporation’s shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and special effort the successful conduct of the Corporation’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees and officers and directors.

The Plan is intended to replace the 2001 Sonic Corp. Stock Option Plan and the 2001 Sonic Corp. Directors’ Stock Option Plan and upon the Effective Date (as defined below), no further awards shall be granted under such plans.

Article 2

Effective Date

2.1  EFFECTIVE DATE. The Plan shall be effective as of the date upon which it shall be approved by the Board and the shareholders of the Corporation (the “Effective Date”). In the discretion of the Committee, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Section 162(m) of the Code.

Article 3

Definitions

3.1  DEFINITIONS. When a word or phrase appears in the Plan with the initial letter capitalized, and the word or phrase does not commence a sentence and is not otherwise defined in the Plan, the word or phrase shall generally be given the meaning ascribed to it in this Section 3.1. The following words and phrases shall have the following meanings:

(a) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(b) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

(c) “Affiliate” means any Parent or Subsidiary and any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Corporation.

(d) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award, Performance Share

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ANNEX A

Unit Award, Dividend Equivalent Award or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(e) “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

(f) “Board” means the Board of Directors of the Corporation, as constituted from time to time.

(g) “Cause” as a reason for a Participant’s termination of employment or service shall have the meaning assigned such term in the employment agreement, if any, between such Participant and the Corporation or an Affiliate, provided, however, that if there is no such employment agreement in which such term is defined, “Cause” shall mean any of the following acts by the Participant, as determined by the Board: gross neglect of duty, prolonged absence from duty without the consent of the Corporation, intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Corporation, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Corporation.

(h) “Change of Control” means and includes the occurrence of any one of the following events:

(i) individuals who, at the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest (as described in Rule 14a-11 under the 1934 Act (“Election Contest”)) or other actual or threatened solicitation of proxies or consents by or on behalf of any “person” (as such term is defined in Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) and 14(d)(2) of the 1934 Act) other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director;

(ii) any person becomes a “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation’s then outstanding securities eligible to vote for the election of the Board (the “Corporation Voting Securities”); or

(iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Corporation that requires the approval of the Corporation’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Reorganization”), or the sale or other disposition of all or substantially all of the Corporation’s assets to an entity that is not an Affiliate (a “Sale”), unless immediately following such Reorganization or Sale: (A) more than 50% of the total voting power of (x) the corporation resulting from such Reorganization or the corporation which has acquired all or substantially all of the assets of the Corporation (in either case, the “Surviving Corporation”) or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by the Corporation Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such Corporation Voting Securities were converted pursuant to such Reorganization or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Corporation Voting Securities among the holders thereof immediately prior to the Reorganization or Sale, (B) no person (other than (x) the Corporation, or (y) any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation is the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Reorganization or Sale were Incumbent Directors at the time of the

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ANNEX A

Board’s approval of the execution of the initial agreement providing for such Reorganization or Sale (any Reorganization or Sale which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”);

provided, however, that under no circumstances shall a split-off, spin-off, stock dividend or similar transaction as a result of which the voting securities of the Corporation are distributed to shareholders of the Corporation or its successors constitute a Change of Control. Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A, and the payment or settlement of which is to be accelerated in connection with an event that would otherwise constitute a Change of Control, no event set forth in the definition of “Change of Control” will constitute a Change of Control for purposes of the Plan or any Award Agreement unless such event also constitutes a “change in the ownership”, “change in the effective control” or “change in the ownership of a substantial portion of the assets” of the Corporation as defined under Section 409A.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

(j) “Committee” means, subject to the last sentence of Section 4.1, the committee of the Board described in Article 4.

(k) “Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

(l) “Disability” has the meaning ascribed under the long-term disability plan applicable to the Participant. Notwithstanding the above, (i) with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Award is subject to Section 409A, and payment or settlement of the Award is to be accelerated solely as a result of the Participant’s Disability, Disability shall have the meaning ascribed thereto under Section 409A.

(m) “Dividend Equivalent” means a right granted to a Participant under Article 11.

(n) “Effective Date” has the meaning assigned such term in Section 2.1.

(o) “Eligible Individual” has the meaning assigned to such term in Section 6.1.

(p) “Fair Market Value”, on any date, means, with respect to a share of Stock, (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq

National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

(q) “Full Value Award” means an Award that is settled by the issuance of Stock, other than an Incentive Stock Option, a Non-qualified Stock Option or a Stock Appreciation Right.

(r) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(s) “Maximum Number” has the meaning assigned to such term in Section 5.1.

(t) “Non-Employee Director” means a member of the Board who is not an employee of the Corporation or any Parent or Affiliate.

(u) “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

(v) “Option” means a right granted to a Participant under Article 7 to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(w) “Other Stock-Based Award” means a right, granted to a Participant under Article 12 that relates to or is valued by reference to Stock or other Awards relating to Stock.

(x) “Parent” means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Corporation. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(y) “Participant” means a person who, as an employee, officer or director of the Corporation or any Parent, Subsidiary or Affiliate, has been granted an Award under the Plan.

(z) “Performance Period” means the period established by the Committee and set forth in the applicable Award Agreement over which Performance Targets are measured, provided that such period shall be no less than one year.

(aa) “Performance Target” means the performance targets established by the Committee and set forth in the applicable Award Agreement.

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ANNEX A

(bb) “Performance Share Award” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture upon failure to achieve Performance Targets.

(cc) “Performance Share Unit Award” means a right granted to a Participant under Article 9, to receive cash, Stock, or other property in the future that is subject to certain restrictions and to risk of forfeiture upon failure to achieve Performance Targets.

(dd) “Restricted Stock Award” means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

(ee) “Restricted Stock Unit Award” means a right granted to a Participant under Article 10, to receive cash, Stock, or other Awards in the future that is subject to certain restrictions and to risk of forfeiture.

(ff) “Section 409A” means Section 409A of the Internal Revenue Code of 1986, as amended, and the rules, regulations and guidance issued thereunder.

(gg) “Stock” means the $.01 par value common stock of the Corporation and such other securities of the Corporation as may be substituted for Stock pursuant to Article 14.

(hh) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(ii) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting equity securities or voting power is beneficially owned directly or indirectly by the Corporation. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(jj) “Target Number” means the target number of shares of Stock established by the Committee and set forth in the applicable Award Agreement.

Article 4

Administration

4.1  COMMITTEE. The Plan shall be administered by a committee (the “Committee”) appointed by the Board (which Committee shall consist of two or more directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief is sought by the Corporation, Section 162(m) of the Code, respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee, which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

4.2  ACTION BY THE COMMITTEE. For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Parent or Affiliate, the Corporation’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan.

4.3  AUTHORITY OF COMMITTEE. Except as otherwise provided in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants;

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(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and any effect of a Participant’s termination of employment or service with the Corporation or a Parent or Subsidiary, based in each case on such considerations as the Committee in its sole discretion determines at the time of grant or thereafter;

(e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards or other property, or an Award may be canceled, forfeited or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(j) Construe and interpret any Award Agreement delivered under the Plan;

(k) Make factual determinations in connection with the administration or interpretation of the Plan;

(l) Employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom;

(m) Vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions or to procure favorable tax treatment for Participants; and

(n) Amend the Plan or any Award Agreement as provided herein.

4.4  DELEGATION OF AUTHORITY. To the extent not prohibited by applicable laws, rules and regulations, the Board or the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees thereof or to one or more directors or executive officers of the Corporation as it deems appropriate or advisable under such conditions or limitations as it may set at the time of such delegation or thereafter; provided, however, that the Committee may not delegate its authority (i) to make Awards to employees (A) who are subject on the date of the Award to the reporting rules under Section 16(a) of the Exchange Act, (B) whose compensation for such fiscal year may be subject to the limit on deductible compensation pursuant to Section 162(m) of the Code or (C) who are officers of the Corporation who are delegated authority by the Committee hereunder, or (ii) pursuant to Article 15 to amend the Plan. For purposes of the Plan, references to the Committee shall be deemed to refer to any subcommittee, subcommittees, directors or executive officers to whom the Board or the Committee delegates authority pursuant to this Section 4.4.

4.5  DECISIONS BINDING. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding and conclusive on all parties.

4.6  NON-EMPLOYEE DIRECTOR AWARDS. All Awards to Non-Employee Directors shall be made solely by the Committee and not by the full Board. The maximum value, as determined on the date of grant, of any one or more Awards granted to any one Non-Employee Director in any calendar year under the Plan, shall be $300,000.

Article 5

Shares Subject to the Plan

5.1  AGGREGATE LIMITS. Subject to adjustment as provided in Section 14.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to

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determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 15,000,0001 shares (the “Maximum Number”). Not more than the Maximum Number of shares of Stock shall be granted in the form of Incentive Stock Options.

5.2  SHARE COUNTING.

(a) The number of shares of Stock remaining available for issuance will be reduced by one for each share of Stock subject to outstanding Awards; provided, however, that, with respect to Full Value Awards granted after January 16, 2014, the number of shares of Stock available for issuance under the Plan shall be reduced by 1.87 shares for each share of Stock subject to such Full Value Award.

(b) To the fullest extent permissible under Rule 16b-3 under the 1934 Act and Section 422 of the Code and any other applicable laws, rules and regulations, (i) if an Award is canceled, terminates, expires, is forfeited or lapses for any reason without having been exercised or settled, any shares of Stock subject to the Award will be added back into the Maximum Number and will again be available for the grant of an Award under the Plan and (ii) shares of Stock subject to SARs or other Awards settled in cash shall be added back into the Maximum Number and will be available for the grant of an Award under the Plan. Any shares of Stock underlying a Full Value Award that is granted after January 16, 2014 that become available for future grant under the Plan pursuant to this Section 5.2(b) shall be added back to the Plan in an amount equal to 1.87 shares for each share of Stock subject to the Full Value Award. Any shares of Stock underlying a Full Value Award that is granted on or before January 16, 2014 and any shares of Stock underlying an Award that is not a Full Value Award that become available for future grant under the Plan pursuant to this Section shall be added back to the Plan in an amount equal to one share for each share of Stock subject to such Award. For the avoidance of doubt, (x) the number of shares of Stock that are tendered by a Participant or withheld by the Corporation to pay the exercise price of an Award or to satisfy the Participant’s tax withholding obligations in connection with the exercise or settlement of an Award, (y) all of the shares of Stock covered by a stock-settled Stock Appreciation Right to the extent exercised, and (z) shares of Stock repurchased by the Corporation on the open market with the proceeds of an Award paid to the Corporation by or on behalf of the Participant will not be added back to the Maximum Number.

5.3  LIMITED DURATION OF CERTAIN RULES. Any rule set forth in Section 0 that is considered a “formula” under the rules of the NASDAQ Stock Market applicable to the Corporation shall expire on and not be applied after the tenth anniversary of the date on which the Plan is approved by the Corporation’s stockholders. The expiration of any such rule shall not affect any calculation of shares of Stock available for delivery under the Plan that was made while the rule was in effect.

5.4  STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market, except for Stock purchased on the open market with the proceeds of an Award paid to the Corporation by or on behalf of a Participant.

5.5  LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 14.1), the following special limits shall apply to shares of Stock that may be issued in respect of, or used to provide a basis of measurement for or to determine the value of, one or more Awards:

(a) the maximum number of shares of Stock that may be subject to Options or Stock Appreciation Rights granted to any Participant in any calendar year shall be 500,000 shares; and

(b) the maximum amount of Awards (other than Options or Stock Appreciation Rights) that may be awarded to any Participant in any calendar year shall be $2,000,000 measured as of the date of grant (with respect to Awards denominated in cash) or 200,000 shares measured as of the date of grant (with respect to Awards denominated in shares).

1

Includes 6,747,561 shares that have previously been granted under the Plan from its inception on January 31, 2006 through January 16, 2014, 1,700,917 shares available for issuance prior to the amendment of the Plan, subject to shareholder approval, on January 16, 2014, and 6,551,522 new shares that will be added, subject to shareholder approval, on January 16, 2014, making a total of 8,252,439 shares available for issuance on January 16, 2014.

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Article 6

Eligibility

6.1  GENERAL. Awards may be granted only to individuals who are employees, officers or directors of the Corporation or a Parent or Subsidiary (each, an “Eligible Individual”). Under the Plan, references to “employment” or “employed” include the service of Participants who are Non-Employee Directors.

Article 7

Stock Options

7.1  GENERAL. The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions:

(a) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee at the time of the grant but in no event shall the exercise price be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

(b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e). The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) PAYMENT. Unless otherwise determined by the Committee, the exercise price of an Option may be paid (i) in cash, (ii) by actual delivery or attestation to ownership of freely transferable shares of stock already owned; provided, however, that to the extent required by applicable accounting rules, such shares shall have been held by the Participant for at least six months, (iii) by a combination of cash and shares of Stock equal in value to the exercise price, (iv) through net share settlement or a similar procedure involving the withholding of shares of Stock subject to the Option with a value equal to the exercise price or (v) by such other means as the Committee may authorize in the Award Agreement. In accordance with the rules and procedures authorized by the Committee for this purpose, an Option may also be exercised through a “cashless exercise” procedure authorized by the Committee that permits Participants to exercise Options by delivering a properly executed exercise notice to the Corporation together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

(d) EVIDENCE OF GRANT. All Options shall be evidenced by an Award Agreement between the Corporation and the Participant. The Award Agreement shall include such provisions not inconsistent with the Plan as may be specified by the Committee.

(e) EXERCISE TERM. In no event may any Option be exercisable for more than ten years from the date of its grant.

7.2  INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a) LAPSE OF OPTION. An Incentive Stock Option shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if an Option is exercised after the dates specified in paragraphs (3), (4) and (5) below, it will automatically become a Non-Qualified Stock Option:

(1) The Incentive Stock Option shall lapse as of the option expiration date set forth in the Award Agreement.

(2) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

(3) If the Participant terminates employment for any reason other than as provided in paragraph (4) or (5) below, the Incentive Stock Option shall lapse,

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unless it is previously exercised, three months after the Participant’s termination of employment; provided, however, that if the Participant’s employment is terminated by the Corporation for Cause, the Incentive Stock Option shall (to the extent not previously exercised) lapse immediately.

(4) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant’s termination of employment.

(5) If the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one year after the Participant’s death. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 13.5.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 13, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant’s termination of employment.

(b) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.

(c) TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Parent or

Affiliate unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

(d) EXPIRATION OF INCENTIVE STOCK OPTIONS. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

(e) RIGHT TO EXERCISE. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f) DIRECTORS. The Committee may not grant an Incentive Stock Option to a Non-Employee Director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Corporation or any Parent or Affiliate but only in that individual’s position as an employee and not as a director.

7.3  NO REPRICING OF OPTIONS. The Committee may not “reprice” any Option. “Reprice” means any of the following or any other action that has the same effect: (i) amending an Option to reduce its exercise price, (ii) canceling an Option at a time when its exercise price exceeds the Fair Market Value of a share of Stock in exchange for an Option, Restricted Stock Award, other equity award, cash or other property unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction, or (iii) taking any other action that is treated as a repricing under GAAP, provided that nothing in this Section 7.3 shall prevent the Committee from making adjustments pursuant to Section 14.1.

Article 8

Stock Appreciation Rights

8.1  GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1) The Fair Market Value of one share of Stock on the date of exercise; over

(2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant.

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(b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement, provided that each Stock Appreciation Right shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

8.2  NO REPRICING OF STOCK APPRECIATION RIGHTS. The Committee may not “reprice” any Stock Appreciation Right. “Reprice” means any of the following or any other action that has the same effect: (i) amending a Stock Appreciation Right to reduce its grant price, (ii) canceling a Stock Appreciation Right at a time when its grant price exceeds the Fair Market Value of a share of Stock in exchange for an Option, Restricted Stock Award, other equity award, cash or other property unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction, or (iii) taking any other action that is treated as a repricing under GAAP, provided that nothing in this Section 8.2 shall prevent the Committee from making adjustments pursuant to Section 14.1.

Article 9

Performance Share Awards and

Performance Share Unit Awards

9.1  PERFORMANCE SHARE AWARDS. The Committee is authorized to grant Performance Share Awards to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Share Awards granted to each Participant, subject to Section 5.5. All Performance Share Awards shall be evidenced by an Award Agreement. A grant of a Performance Share Award shall consist of a Target Number of shares of Stock granted to an Eligible Individual subject to risk of forfeiture for failure to achieve the Performance Targets and subject to the terms, conditions and restrictions set forth in the Plan and the applicable Award Agreement. The Performance Targets will be evaluated at the end of the applicable Performance Period and a Participant may receive more or less than the Target Number of shares of Stock subject to a Performance Share Award, subject to Section 5.5, depending on the extent to which the Performance Targets and other terms and conditions to payment are met over the Performance Period.

9.2  PERFORMANCE SHARE UNIT AWARDS. The Committee is authorized to grant Performance Share Unit

Awards to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Share Unit Awards granted to each Participant, subject to Section 5.5. All Performance Share Unit Awards shall be evidenced by an Award Agreement. A Performance Stock Unit Award shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award and specified in the applicable Award Agreement, a Target Number of shares of Stock based upon the achievement of Performance Targets over the applicable Performance Period. Performance Share Unit Awards may be payable in cash, Stock or other property, as determined by the Committee and reflected in the Award Agreement. The Performance Targets will be evaluated at the end of the applicable Performance Period and a Participant may receive more or less than the Target Number of shares of Stock subject to a Performance Share Unit Award, subject to Section 5.5, depending on the extent to which the Performance Targets and other terms and conditions to payment are met over the Performance Period.

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Article 10

Restricted Stock Awards and

Restricted Stock Unit Awards

10.1  RESTRICTED STOCK AWARDS.

(a) GRANT. The Committee is authorized to grant Restricted Stock Awards to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Restricted Stock Awards shall be evidenced by an Award Agreement. A Restricted Stock Award shall consist of one or more shares of Stock granted to an Eligible Individual, and shall be subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award and specified in the applicable Award Agreement.

(b) ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

(c) FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

(d) CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

10.2  RESTRICTED STOCK UNIT AWARDS. The Committee is authorized to grant Restricted Stock Unit Awards to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Restricted Stock Unit Awards shall be evidenced by an Award Agreement. A Restricted Stock Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award, one or more shares of Stock. Restricted Stock Units may, among other things, be subject to restrictions on transferability, vesting requirements or other specified circumstances under which they may be canceled. Restricted Stock Units may be payable in cash, shares of Stock or other property, as determined by the Committee and reflected in the Award Agreement.

Article 11

Dividend Equivalents

11.1  GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments (in cash, Stock or other property) equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Award, as determined by the Committee. The Committee may not grant Dividend Equivalents with regard to Options or SARs. Moreover, Dividend Equivalents granted on Performance Share Awards, Performance Share Unit Awards and Restricted Stock subject to performance goals with respect to shares of Stock may only be paid on

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those shares of Stock that have been earned at the time of such payment. The Committee may provide that Dividend Equivalents be paid or distributed when accrued, or be deemed to have been reinvested in additional shares of Stock or otherwise reinvested;

provided, however, that the terms of any reinvestment of Dividend Equivalents must comply with all applicable laws, rules and regulations, including, without limitation, Section 409A.

Article 12

Other Stock-Based Awards

12.1  GRANT OF OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, shares of Stock awarded purely as a

“bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, stock units, phantom stock and other Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

Article 13

Provisions Applicable to Awards

13.1  STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

13.2  TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of 10 years from the date of its grant (or, if Section 7.2(c) applies, five years from the date of its grant).

13.3  FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Corporation or a Parent or Affiliate on the grant or exercise of an Award may be made in such form as the

Committee determines at or after the time of grant, including, without limitation, cash, Stock, other Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

13.4  LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered or hypothecated to or in favor of any party other than the Corporation or a Parent or Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Corporation or a Parent or Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers to immediate family members or trusts or other entities on behalf of the Participant

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and/or immediate family members or for charitable donations where the Committee concludes that such transferability (i) does not result in accelerated taxation or other adverse tax consequences, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, (iii) does not result in cash or any other consideration being exchanged for the Award, and (iv) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, state or federal tax or securities laws applicable to transferable Awards.

13.5  BENEFICIARIES. Notwithstanding Section 13.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and such Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time, provided the change or revocation is filed with the Committee.

13.6  STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

13.7  ACCELERATION UPON DEATH OR DISABILITY. Unless otherwise set forth in an Award Agreement, upon the Participant’s death or Disability during his employment or service as a director, all outstanding Options, Stock Appreciation Rights, Restricted Stock Awards and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Right shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Non-Qualified Stock Options.

13.8  ACCELERATION OF VESTING AND LAPSE OF RESTRICTIONS. The Committee may, coincident with or subsequent to a Change of Control, determine that in the event of the involuntary termination of the Participant’s employment with the Corporation without cause or upon the Participant’s resignation for good reason within twelve months after a Change in Control, as determined under the applicable employment agreement or severance plan of the Corporation, (a) all or a portion of a Participant’s Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or (b) all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare; provided, however, that, with respect to Awards that are subject to Section 409A, the Committee shall not have the authority to accelerate or postpone the timing of payment or settlement of an Award in a manner that would cause such Award to become subject to the interest and penalty provisions under Section 409A. In the event of a Change of Control under circumstances where the Awards will not be assumed by or enforceable against the Corporation or the successor company, whichever is applicable, the Committee may take action as set forth in (a) and (b) above without any event of termination of employment of the Participant. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.8.

13.9  PERFORMANCE GOALS. In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Committee may determine that any Award granted pursuant to the Plan to a Participant that is or is expected to become a Covered Employee shall be determined solely on the basis of (a) the achievement by the Corporation or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Corporation’s stock price, (c) the Corporation’s total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Corporation or a Parent or Subsidiary, or a business unit

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of any such entity, of a specified target, or target growth in, net income, revenues, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder), and the Committee has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

13.10  TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur (i) in a circumstance in which a Participant transfers from the Corporation to one of its Parents or Subsidiaries, transfers from a Parent or Affiliate to the Corporation, or transfers from one Parent or Affiliate to another Parent or Affiliate, or (ii) in the discretion of the

Committee as specified at or prior to such occurrence, in the case of a split-off, spin-off, sale or other disposition of the Participant’s employer from the Corporation or any Parent or Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Corporation, a Parent or Affiliate for purposes of Section 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Qualified Stock Options.

13.11  MINIMUM VESTING PERIOD. At the time of grant of an Award, the Committee shall, in its discretion, establish a vesting period for the Award; provided however, that (i) Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units granted to officers and employees shall vest no more frequently than pro rata over a period of three years and (ii) Performance Share Awards and Performance Share Unit Awards shall have a minimum vesting period of one year.

13.12  RECOUPMENT. Notwithstanding anything in the Plan to the contrary, all Awards granted under the Plan and any payments made under the Plan shall be subject to claw-back or recoupment as mandated by applicable law, rules, regulations or Corporation policy as enacted, adopted or modified from time to time. For the avoidance of doubt, this provision shall apply to any gains realized upon exercise or settlement of an Award.

Article 14

Changes in Capital Structure

14.1  GENERAL. In the event of a corporate transaction involving the Corporation (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Sections 1.1 and 5.6 shall be adjusted proportionately, and the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards; (iv) adjustments to the type or form of Award; and (v) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event a stock dividend or stock split is declared upon the Stock, the authorization limits under Sections 5.1 and 5.5 shall be increased proportionately, and the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor.

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ANNEX A

Article 15

Amendment, Modification and Termination

15.1  AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan; provided, however, that the Board or the Committee may condition any amendment or modification on the approval of shareholders of the Corporation if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

15.2  AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award or Award Agreement without approval of the Participant; provided, however, that, subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination; provided further, however, that the original term of any Option may not be extended. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant. Notwithstanding any provision herein to the contrary, the Committee shall have broad authority to amend the Plan or any outstanding Award under the Plan without approval of the Participant to the extent necessary or desirable (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A.

Article 16

General Provisions

16.1  NO RIGHTS TO AWARDS. No Participant or any Eligible Individual shall have any claim to be granted any Award under the Plan, and neither the Corporation nor the Committee is obligated to treat Participants or Eligible Individuals uniformly.

16.2  NO SHAREHOLDER RIGHTS. No Award gives the Participant any of the rights of a shareholder of the Corporation unless and until shares of Stock are in fact issued to such person in connection with the exercise, payment or settlement of such Award.

16.3  WITHHOLDING. The Corporation or any Subsidiary, Parent or Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, local and other taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by (i) withholding from the Award shares of Stock or (ii) delivering shares of Stock that are already owned, having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. The Corporation or any Subsidiary, Parent or Affiliate, as appropriate, shall also have the right to deduct from all cash payments made to a Participant (whether or not such payment is made in connection with an Award) any applicable taxes required to be withheld with respect to such payments.

16.4  NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Corporation or any Parent or Affiliate to terminate any Participant’s employment or status as an officer or director at any time, nor confer upon any Participant any right to continue as an employee, officer or director of the Corporation or any

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ANNEX A

Parent or Affiliate. In its sole discretion, the Board or the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Stock with respect to awards hereunder.

16.5  UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Corporation or any Parent or Affiliate.

16.6  INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Corporation from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit or proceeding against him; provided such member shall give the Corporation an opportunity, at its own expense, to handle and defend the same before such member undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold such persons harmless.

16.7  RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Corporation or any Parent or Affiliate unless provided otherwise in such other plan.

16.8  EXPENSES; APPLICATION OF FUNDS. The expenses of administering the Plan shall be borne by the Corporation and its Parents or Subsidiaries. The proceeds received by the Corporation from the sale of shares of Stock pursuant to Awards will be used for general corporate purposes.

16.9  TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.10  GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.11  FRACTIONAL SHARES. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down.

16.12  GOVERNMENT AND OTHER REGULATIONS. The obligation of the Corporation to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by government agencies as may be required. To the extent that Awards under the Plan are awarded to individuals who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Committee may adjust the terms of the Awards granted hereunder to such person (i) to comply with the laws of such jurisdiction and (ii) to avoid adverse tax consequences relating to an Award. The authority granted under the previous sentence shall include the discretion for the Committee to adopt, on behalf of the Corporation, one or more sub-plans applicable to separate classes of Participants who are subject to the laws of jurisdictions outside of the United States.

16.13  SECURITIES LAW RESTRICTIONS. An Award may not be exercised or settled and no shares of Stock may be issued in connection with an Award unless the issuance of such shares of Stock has been registered under the 1933 Act and qualified under applicable state “blue sky” laws and any applicable foreign securities laws, or the Corporation has determined that an exemption from registration and from qualification under such state “blue sky” laws is available. The Corporation shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock issued in connection with the Plan. The shares issued in connection with the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Corporation may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption. The Committee may require each Participant purchasing or acquiring shares of

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ANNEX A

Stock pursuant to an Award under the Plan to represent to and agree with the Corporation in writing that such Participant is acquiring the shares of Stock for investment purposes and not with a view to the distribution thereof. All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any exchange upon which the Stock is then listed, and any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

16.14  SATISFACTION OF OBLIGATIONS. Subject to applicable law, the Corporation may apply any cash, shares of Stock, securities or other consideration received upon exercise or settlement of an Award to any obligations a Participant owes to the Corporation and its Parents, Subsidiaries or Affiliates in connection with the Plan or otherwise, including, without limitation, any tax obligations or obligations under a currency facility established in connection with the Plan.

16.15  SECTION 409A OF THE CODE. If any provision of the Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A or could cause an Award to be subject to the interest and penalties under Section 409A, such provision of the Plan or any Award Agreement shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A. Moreover, any discretionary authority that the Board or the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A to the extent such discretionary authority will contravene Section 409A.

16.16  GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

16.17  ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Board or the Committee may determine, provided that such other terms and conditions are not inconsistent with the provisions of the Plan. In the event of any conflict or inconsistency between the Plan and an Award Agreement, the Plan shall govern and the Award Agreement shall be interpreted to minimize or eliminate such conflict or inconsistency.

A-16    SONIC CORP. - 2014 Proxy Statement

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System-wide Drive-in Locations August 31, 2013

SONIC CORP. ATTN: Proxy Department 300 JOHNNY BENCH DRIVE OKLAHOMA CITY, OK 73104 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC.—COMMON THE COMPANY NAME INC.—CLASS A THE COMPANY NAME INC.—CLASS B THE COMPANY NAME INC.—CLASS C THE COMPANY NAME INC.—CLASS D THE COMPANY NAME INC.—CLASS E THE COMPANY NAME INC.—CLASS F THE COMPANY NAME INC.—401 K CONTROL # 000000000000 SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1 OF 2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees 01 Tony D. Bartel 02 Lauren R. Hobart 03 Jeffrey H. Schutz 04 Kathryn L. Taylor The Board of Directors recommends you vote FOR proposals 2., 3. and 4 For Against Abstain 2. Ratification of the Audit Committee’s selection of KPMG LLC as the Company’s independent registered public accounting firm for fiscal year 2014. 3. Approval of our executive officers’ compensation. 4. Approval of the Sonic Corp. 2006 Long-Term Incentive Plan, as amended. NOTE: To act upon any such other matters as may properly come before the meeting or any adjournments or postponements thereof. Yes No Please indicate if you plan to attend this meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 SHARES CUSIP # SEQUENCE # Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and the Annual Report is/are available at www.proxyvote.com . SONIC CORP. Annual Meeting of Shareholders January 16, 2014 1:30 PM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Stephen C. Vaughan and Carolyn C. Cummins, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SONIC CORP. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 01:30 PM, CST on January 16, 2014 at the Sonic Building, 300 Johnny Bench Drive, Fourth Floor, Oklahoma City, OK 73104, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side 0000188375_2 R1.0.0.51160